                                                                   Exhibit 10.30

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
    BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

AZ AND CK CONFIDENTIAL

                       COLLABORATION AND LICENSE AGREEMENT

         THIS COLLABORATION AND LICENSE AGREEMENT (this "AGREEMENT") is made and entered into as of the 15th day of December, 2003 (the "EFFECTIVE DATE") by and between Cytokinetics, Inc. a Delaware corporation, having a place of business at 280 East Grand Avenue, South San Francisco, CA 94080 ("CK") and AstraZeneca AB, a company incorporated in Sweden under no. 556011-7482 with offices at S-151 85 Sodertalje, Sweden ("AZ"). CK and AZ are each referred to herein by name or as a "PARTY" or, collectively, as "PARTIES."

                                    RECITALS

         A. WHEREAS CK has developed Cytometrix(TM)* cellular phenotyping technologies for compound profiling (the "CM SYSTEM," as further defined below);

         B. WHEREAS AZ is performing internal projects aimed at the discovery and development of novel therapeutic products; and

         C. WHEREAS CK and AZ wish to collaborate on a research program utilizing AZ and CK's knowledge, skills, and proprietary technology to develop a module of the CM System for use as an in vitro predictor of hepatotoxicity.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                            ARTICLE I - DEFINITIONS

         Unless otherwise specifically provided in this Agreement, the following capitalized terms shall have the following meanings as used in this Agreement:

         1.1 "AFFILIATE" means, with respect to a Person, any Person that Controls, is Controlled by or is under common Control with such first Person. For purposes of this Section 1.1 only, "CONTROL" means (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities or other ownership interest of such Person; provided

----------
   *Cytometrix(TM) is a trademark of Cytokinetics, Inc

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AZ AND CK CONFIDENTIAL

that, if local law in any country other than the United States requires a maximum percentage of local ownership such that the maximum percentage that may, under such local law, be owned by foreign interests is less than fifty percent (50%), "CONTROL" means to own the maximum ownership percentage that may, under such local law, be owned by foreign interests.

         1.2 "APPLICABLE LAW" means the applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of regulatory authorities that may be in effect from time to time.

         1.3 "AZ BACKGROUND TECHNOLOGY" means any and all Technology Controlled by AZ as of the Effective Date or during the Research Term (regardless of when disclosed) and described on EXHIBIT 1.3, or included as AZ Background Technology pursuant to Section 3.5. The AZ Background Technology excludes (i) any and all Collaboration Technology and Collaboration Knowledge, and (ii) any and all Technology provided to CK hereunder by or on behalf of AZ consisting of General Methods.

         1.4 "AZ COMPOUND" means each Compound intended or provided for use in the Research Program hereunder by or for AZ, in each case identified by an AZ Compound identifier listed on EXHIBIT 1.4 and identified therein as Public or Proprietary, including additional AZ Compounds added pursuant to Section 3.2 and excluding Compounds removed as Proscribed Compounds pursuant to Section 3.2.

         1.5 "AZ COMPOUND DATA" means data proprietary to AZ and conclusions derived by or for AZ from such data (other than Collaboration Technology), existing as of the Effective Date or during the Research Term, comprised of data and information that describes or otherwise relates to an AZ Compound and (i) described in, included or required to be provided to CK under
Section 3.2 or the Research Plan, or (ii) otherwise disclosed by AZ to CK in accordance with this Agreement.

         1.6 "AZ FACILITY(IES)," when used in the singular, means the primary location at which AZ performs the Research Program, as designated and updated in accordance with Section 2.3 from time to time; and when used in the plural, means any and all of AZ's facilities, also as designated and updated in accordance with Section 2.3 from time to time.

         1.7 "AZ IMPROVEMENTS" means Improvements that are made during the Pilot License Term that are adaptations or modifications to the Cytometrix(TM) Hepatotoxicity Module required solely for purposes of achieving compatibility of the Cytometrix(TM) Hepatotoxicity Module with AZ's information technology or bioinformatics infrastructure.

         1.8 "AZ KNOWLEDGE" means Technology provided to CK by or on behalf of AZ during the Research Term for use in the Research Program, which in each case is not AZ Background Technology, Collaboration Technology, AZ Compounds or AZ Compound Data.

         1.9 "CHANGE OF CONTROL" means an event in which (i) any Person, other than the shareholders of a Party as of the Effective Date of the Agreement, acquires or becomes the beneficial owner of more than fifty percent (50%) of the voting securities of that Party, (ii) a

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AZ AND CK CONFIDENTIAL

Party enters into a merger, consolidation or other similar transaction with another Person or Persons and is not the surviving entity in such transaction, or (iii) a Party sells to any Person(s) in one or more related transactions all or substantially all of its consolidated total assets. The public or private sale of equity securities by the current shareholders of a Party in a single or related series of transactions shall not constitute a Change in Control unless as a result of such sale or sales one Person or group of Persons acting in concert attains control of that Party or acquires or becomes the beneficial owner of more than fifty percent (50%) of the voting securities of that Party or such entity into which that Party has merged or consolidated.

         1.10 "CK BACKGROUND TECHNOLOGY" means any and all Technology Controlled by CK as of the Effective Date or during the Research Term (regardless of when disclosed) and consisting of the CM System, embodied in CK's proprietary standard operating procedures described on EXHIBIT 1.10, or included as CK Background Technology pursuant to Section 3.5. The CK Background Technology excludes (i) any and all Collaboration Technology and Collaboration Knowledge, (ii) any and all Technology primarily related to the Prohibited Field, and (iii) Technology provided to AZ hereunder by or on behalf of CK consisting of General Methods.

         1.11 "CK COMPOUND" means each Compound intended or provided for use in the Research Program hereunder by or for CK, in each case identified by a CK Compound identifier listed on EXHIBIT 1.11 and identified therein as Public or Proprietary, including additional CK Compounds added pursuant to Section 3.2, and excluding CK Compounds removed as Proscribed Compounds pursuant to Section 3.2.

         1.12 "CK COMPOUND DATA" means data proprietary to CK and conclusions derived by or for CK from such data (other than Collaboration Technology), existing as of the Effective Date or during the Research Term, comprised of data and information that describes or otherwise relates to a CK Compound, and (i) described in, included, or required to be provided to AZ under the Research Plan, or (ii) otherwise disclosed by CK to AZ in accordance with this Agreement.

         1.13 "CK FACILITY" means the primary location at which CK performs the Research Program, as designated and updated in accordance with Section 2.2 from time to time.

         1.14 "CK KNOWLEDGE" means Technology provided to AZ by or on behalf of CK during the Research Term for use in the Research Program, which in each case is not CK Background Technology, Collaboration Technology, Collaboration Knowledge, CK Compounds or CK Compound Data.

         1.15 "CM SYSTEM" means that certain Technology Controlled by CK as of the Effective Date or during the Research Term consisting of the Cytometrix(TM) cellular phenotyping technologies system employing high-throughput fluidics, automation, microscopy, imaging analysis and advanced bioinformatics to automate cellular phenotyping, as described in more detail on
EXHIBIT 1.15.

         1.16 "COLLABORATION KNOWLEDGE" means all Technology conceived and/or reduced to practice or otherwise generated through activities performed under or in the scope of the

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AZ AND CK CONFIDENTIAL

Research Program to the extent consisting of General Methods. For clarity, Collaboration Knowledge excludes all Technology developed in the course of the Exempt Activities.

         1.17 "COLLABORATION TECHNOLOGY" means all Technology conceived and/or reduced to practice or otherwise generated through activities performed under or in the scope of the Research Program, solely by either AZ or CK or jointly by the Parties, excluding Collaboration Knowledge and excluding any Technology developed in the course of the Exempt Activities.

         1.18     "COMPOUND" means a unique chemical entity.

         1.19 "COMPOUND DATA" means the AZ Compound Data or the CK Compound Data, as applicable, and similar data generated pursuant to the Research Program.

         1.20 "CONTRACT YEAR" means a year of 365 days (or 366 days in a leap year) beginning on the Effective Date and ending one (1) year thereafter and so on year-by-year. "CONTRACT YEAR ONE" means the first such year; "CONTRACT YEAR TWO" means the second such year, and so on, year-by-year.

         1.21 "CONTROL" means, with respect to any item of Technology, or a particular Compound, or the related Intellectual Property Rights thereto, the possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to disclose, deliver, assign, or grant a license, sublicense or other right to or under such applicable Technology, Compound or related Intellectual Property Rights, of the scope and as provided for herein, without any of the following: (i) violating the terms of any agreement or other arrangement with any Third Party existing as of the Effective Date; (ii) the granting Party being required to pay any royalty or other consideration to any Third Party that would not have been required had the applicable right or license not been provided under this Agreement; or (iii) violating any law, regulation, rule, code, order or other requirement of any federal, state, foreign, local, or other government body or the need for any additional permits, payments, authorizations, or approvals under any such law, regulation, rule, code, order or requirement.

         1.22 "CYTOMETRIX(TM) HEPATOTOXICITY MODULE" or "CHM" means that certain module of the CM System developed in the course of performance and scope of the Research Program, and directed to in vitro predictions of hepatotoxicity (i.e., in vitro image-based assays that can be used to support selection of chemical entities for drug discovery and development that may have a lower intrinsic potential to cause liver toxicity).

         1.23 "DELIVERABLES" means certain identified items required to be delivered or provided by one Party to the other pursuant to the Research Program, as set forth in EXHIBIT 1.23.

         1.24 "EFFECTIVE DATE" means the date as set forth in the preamble to this Agreement.

         1.25 "EXEMPT ACTIVITIES" means, with respect to the specific Party identified on EXHIBIT 1.25, the corresponding activities set forth on EXHIBIT 1.25.

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AZ AND CK CONFIDENTIAL

         1.26 "FIELD" means the use of imaging-based cellular phenotyping, together with the use of analysis for the in vitro prediction of hepatotoxicity to support drug discovery and development. For the avoidance of doubt, "FIELD" excludes, without limitation, (i) any and all [*] applications (i.e., the direct or indirect [*]), (ii) [*] applications (i.e., the direct or indirect [*] whether by [*], [*], [*] or otherwise), (iii) any and all [*], [*] or similar applications, or uses as a commercial service (e.g., as a service bureau or on behalf of any Third Party) or product, and (iv) the use of the CM System or any other Cytometrix(TM) cellular phenotyping and/or analysis technologies or similar technologies (other than the Cytometrix(TM) Hepatotoxicity Module) to investigate and engage in activities related to discovery and validation of any [*] and/or [*].

         1.27 "FTE" means the equivalent of one researcher employed by CK or AZ having the requisite skills to fulfill CK's or AZ's obligations under this Agreement and devoting the equivalent hours of a full time employee. For purposes of this Agreement, "full time" shall mean 1880 hours per year as determined in accordance with the applicable Party's regular project hour reporting system.

         1.28     "FULL LICENSE" has the meaning set forth in Section 5.7.

         1.29 "FULL LICENSE TERM" means the period of time during which the Full License is in effect, beginning as of the date the Full License is first effective.

         1.30 "GENERAL METHODS" means (a) methods or techniques for (i) cell culture, (ii) cell plating and conditions therefor, (iii) automation, (iv) automated image acquisition, (v) variable exposure of cells to treatment, and
(vi) automated addition of treatment and stains; and (b) general knowledge of use to practitioners of toxicological studies or cellular phenotyping and analysis.

         1.31 "IMPROVEMENT" means any improvement, adaptation, modification or upgrade arising during the Pilot License Term and/or the Full License Term.

         1.32 "INTELLECTUAL PROPERTY RIGHTS" means any and all intellectual property rights in, to, or arising out of any (i) Patents; (ii) trade secrets;
(iii) know-how (iv) copyrights, copyright registrations, or any national or regional application therefor, in any territory, or any other right corresponding thereto throughout the world, including moral rights; or (v) any other intellectual property or proprietary right anywhere in the world, including rights in or to any data bases, data collections (including knowledge databases) or software (including any source code or object code form).

         1.33 "JOINT RESEARCH COMMITTEE" or "JRC" means the committee established pursuant to Section 2.4 herein.

         1.34 "JOINT STEERING COMMITTEE" or "JSC" means the committee established pursuant to Section 2.5 herein.

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AZ AND CK CONFIDENTIAL

         1.35 "PATENT" means any and all rights under any of the following, whether existing now or in the future: (i) all national, regional and international patents and patent applications, including provisional patent applications, utility model, design registration, certificate of invention, patent of addition or substitution, or other governmental grant for the protection of inventions or industrial designs anywhere in the world, including any reissue, renewal, re-examination or extension thereof; and (ii) any application for any of the foregoing, including any international, provisional, divisional, continuation, continuation-in-part, or continued prosecution application.

         1.36 "PERFORMANCE CRITERIA" means the functional criteria for performance of the Cytometrix(TM) Hepatotoxicity Module, as set forth in EXHIBIT 1.36, as may be revised by the JRC or by mutual written agreement of the Parties.

         1.37 "PERSON" means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

         1.38     "PILOT LICENSE" has the meaning set forth in Section 5.6.1.

         1.39 "PILOT LICENSE TERM" is the period during which the Pilot License is effective, (A) commencing on the earlier of (i) the date after the last day of the Research Term or (ii) the date that the prototype Cytometrix(TM) Hepatotoxicity Module, installed at the CK Facility and used in connection with CK's infrastructure and instrumentation, first meets the Performance Criteria therefor, as determined pursuant to Section 3.4, and then (B) continuing until the earlier of (x) the date that the Cytometrix(TM) Hepatotoxicity Module, installed at the AZ Facility and used in connection with AZ's infrastructure and instrumentation, first meets the Performance Criteria therefor, as determined pursuant to Section 3.4, or (y) the first anniversary of the date of commencement (as described in clause (A) above) of the Pilot License Term, subject to extension by mutual written agreement of the Parties.

         1.40 "PRINCIPAL SCIENTIST" means the AZ Principal Scientist or the CK Principal Scientist, as applicable, as each is defined in Sections 2.3.2 and 2.2.2, respectively.

         1.41 "PROHIBITED FIELD" means any and all research, development or commercialization activities directed toward any [*] or products for any such applications.

         1.42 "PROPRIETARY" means (i) with respect to a Compound, that the Party providing such Compound hereunder Controls Patents which specifically recite and specifically, but not solely generically, claim the making, possession, use, sale, import or export of such Compound or has maintained, as a trade secret, the composition of matter of such Compound, and (ii) with respect to Compound Data, such data has been maintained as a trade secret by the providing Party.


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AZ AND CK CONFIDENTIAL

         1.43     "PROSCRIBED COMPOUND" means:

                  1.43.1 with respect to an AZ Compound, a Compound that is marked with the development flag in the [*] system. The development flag shall be applied only to a Compound meeting any of the following criteria: (i) the Compound is being actively developed; (ii) the Compound is commercially sensitive to AZ; or (iii) the Compound is an isomer of a Compound described in clause (i) or (ii). In marking with a development flag any Compound that is an AZ Compound hereunder, AZ shall apply the same criteria in a manner consistent with current internal policy and past practice as it does with other Compounds under similar circumstances.

                  1.43.2 with respect to a CK Compound, a Compound that has been designated as having restricted use within CK. Such restricted use applies only to a Compound meeting any of the following criteria: (i) the Compound is being actively developed; (ii) the Compound is commercially sensitive to CK; or
(iii) the Compound is an isomer of a Compound described in clause (i) or (ii). In designating a Compound as having restricted use, CK shall apply the same criteria in a manner consistent with current internal policy and past practice as it does with other Compounds under similar circumstances.

         1.44 "PUBLIC" means (i) with respect to a Compound, such Compound is not Proprietary, and (ii) with respect to AZ Compound Data or CK Compound Data, such data is not Proprietary.

         1.45     "RESEARCH PLAN" means the document attached hereto as EXHIBIT
1.45 outlining the Research Program, the budget for the Research Program, and each Parties' undertakings and obligations, including allocation of FTEs by CK and AZ, in relation thereto.

         1.46 "RESEARCH PROGRAM" has the meaning described in Section 2.1 hereof.

         1.47 "RESEARCH TERM" means the period beginning on the Effective Date and continuing for two (2) years thereafter, as may be extended in accordance with Section 2.7 or by mutual written agreement of the Parties.

         1.48 "TERM" means the period beginning on the Effective Date and continuing until the earlier of the date upon which this Agreement expires by its terms, is terminated in accordance with Article VIII, or extended by mutual written agreement of the Parties.

         1.49 "TECHNOLOGY" means any and all of the following, including tangible copies and embodiments thereof:

                  1.49.1 information and materials (including Compounds) relating to the subject matter of this Agreement and including data such as test data (including pharmacological, toxicological and clinical test data) and image data and in vitro and in vivo data;

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AZ AND CK CONFIDENTIAL

                  1.49.2 experimental methods and techniques, including those that are part of or related to assays and cell cultures, screens, models, practices, and know-how, techniques, trade secrets, and inventions (whether or not patented or patentable);

                  1.49.3 instrumentation, including selection and arrangement of instrumentation and setup or calibration settings;

                  1.49.4 computer software and code, and related technology, including flow diagrams, designs, assemblers, applets, compilers, algorithms, routines, design tools and user interfaces, in source code or object code form; and

                  1.49.5 antibodies, markers, cells and cell lines;

         in each case (i) to the extent and for so long as such subject matter or materials are not generally available in the public domain or otherwise from a Third Party without restriction, except as a result of a Party's activities in violation of the terms or conditions of this Agreement, or (ii) to the extent and for so long as there are protectable Intellectual Property Rights subsisting in or encompassing those materials.

         1.50 "THIRD PARTY" means any Person other than CK or AZ and the Affiliates of either.

                         ARTICLE II - RESEARCH PROGRAM

         2.1 RESEARCH PROGRAM.

                  2.1.1 GENERALLY. CK and AZ agree to conduct a collaborative research program with the specific goal of creating the Cytometrix(TM) Hepatotoxicity Module for use in the Field as an in vitro predictor of hepatotoxicity (the "RESEARCH PROGRAM"). The Research Program shall be conducted solely in accordance with the Research Plan then in effect unless otherwise mutually agreed in writing by the Parties or through the JRC in accordance with
Section 2.4.4.

                  2.1.2 DILIGENT EFFORTS. Each Party shall apply the same diligent efforts with respect to the Research Program as each, respectively, expends for its own high priority discovery technology programs. Without limiting the foregoing, each Party shall apply diligent efforts toward the performance of activities under the Research Program and allocate personnel and other resources as reasonably necessary to successfully complete those activities within the timeframes set forth in the Research Plan then in effect.

                  2.1.3 CONTRIBUTIONS. Each Party shall contribute to the Research Program the items identified in Article III.

         2.2 CK FACILITIES AND CK PRINCIPAL SCIENTIST.

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AZ AND CK CONFIDENTIAL

                  2.2.1 CK shall provide the facilities, equipment, and manpower that are reasonably necessary or useful to carry out the work undertaken by CK under the Research Program at 280 East Grand Avenue, South San Francisco, CA 94080 (the "CK FACILITY"). CK shall have the right to change the location of the CK Facility upon reasonable advance written notice to AZ.

                  2.2.2 The principal scientist designated by CK (the "CK PRINCIPAL SCIENTIST") shall be responsible for all Research Program activities undertaken by CK and shall supervise the work of all personnel engaged by CK in the Research Program. The CK Principal Scientist shall serve as the primary contact for AZ on all matters related to the Research Program. The CK Principal Scientist is [*]. CK may change the CK Principal Scientist, but only to a similarly qualified individual and only on providing AZ with prior written notice. Notwithstanding any change in the identity of the CK Principal Scientist, CK shall continue to be responsible for performing the activities undertaken by it under the Research Program and any consent or agreement by AZ pursuant to this Section 2.2.2 shall not be deemed to be a waiver of any right or remedy AZ may have in relation to any failure of CK to conduct such activities.

         2.3 AZ FACILITIES AND AZ PRINCIPAL SCIENTIST.

                  2.3.1 AZ shall provide the facilities and equipment that are reasonably necessary or useful to carry out the work undertaken by AZ under the Research Program at [*] (the "AZ FACILITIES"). To the extent AZ is authorized to use the Collaboration Technology or CK Background Technology at more than one facility controlled by AZ, AZ shall designate in writing to CK each such facility at which it is using the Collaboration Technology or CK Background Technology. AZ shall provide prompt written updates of changes in the location of any AZ Facility and AZ shall have the right to change the locations of the AZ Facilities upon reasonable advance written notice to CK; provided that after CK's delivery of the Cytometrix(TM) Hepatotoxicity Module such changes shall only be effective upon CK's written approval.

                  2.3.2 The principal scientist designated by AZ (the "AZ PRINCIPAL SCIENTIST") shall be responsible for all Research Program activities undertaken by AZ and shall supervise the work of all personnel engaged by AZ in the Research Program. The AZ Principal Scientist shall serve as the primary contact for CK on all matters related to the Research Program. The AZ Principal Scientist is [*]. AZ may change the AZ Principal Scientist, but only to a similarly qualified individual and only on providing CK with prior written notice. Notwithstanding any change in the identity of the AZ Principal Scientist, AZ shall continue to be responsible for performing the activities undertaken by it under the Research Program, and any consent or agreement by CK pursuant to this Section 2.3.2 shall not be deemed to be a waiver of any right or remedy CK may have in relation to any failure of AZ to conduct such activities.

         2.4 THE JOINT RESEARCH COMMITTEE. Promptly after the Effective Date, the Parties shall establish a Joint Research Committee (the "JRC") as set forth in this Section 2.4. The JRC will

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AZ AND CK CONFIDENTIAL

exist until the end of the Pilot License Term. Each Party shall keep the JRC informed of its progress and activities within the Research Program.

                  2.4.1 MEMBERSHIP. The JRC shall be comprised of an equal number of representatives from each of AZ and CK, initially three (3) from each of AZ and CK, including one lead representative from each Party (who may be but is not required to be the CK Principal Scientist for CK and the AZ Principal Scientist for AZ) and any ad hoc members as requested by either Party and approved by the other Party in writing. For CK, the lead representative is [*]; for AZ, the lead representative is [*]. A Party may replace its lead representative or other representatives to the JRC with other similarly qualified individuals by providing advance written notice to the other Party.

                  2.4.2 MEETINGS. The JRC shall meet regularly during the Research Term and the Pilot License Term, including face-to-face meetings to be held at least quarterly, telephone or videoconference calls to be held at least monthly, with additional regular e-mail and telephone exchanges among the members. The JRC shall create and agree on written minutes for each meeting of the JRC. The Parties shall alternate responsibility for chairing the meetings. Each Party shall bear the expenses of its JRC members related to such members' participation on the JRC and attendance at JRC meetings.

                  2.4.3    RESPONSIBILITIES.

                           (a) The JRC shall have responsibility for: (i)
reviewing and coordinating the Research Program, and for expediting work progress under the Research Plan currently in effect; (ii) overseeing, reviewing, recommending the direction of, and allocating resources under the Research Program; (iii) preparing the Research Plan for each Contract Year (other than Contract Year One); (iv) adapting and revising the Research Plan, if appropriate; (v) approving any use of a Third Party's Technology or Intellectual Property Rights in connection with the Research Program; (vi) tracking and recording Compound Data provided under Section 3.2 or otherwise generated pursuant to the Research Program; (vii) monitoring performance of the Research Program, including comparing its progress to established goals and revising the Performance Criteria as may be required or appropriate from time to time, including to address removal of Proscribed Compounds or Proscribed Compounds pursuant to Section 3.2.4 or 3.2.5; and (viii) carrying out other responsibilities or making any other decisions as are expressly allocated to the JRC under this Agreement.

                           (b) The Parties, through the JRC, shall discuss and
consider a proposal to expand the Research Program to include [*] activities with respect to AZ Compounds and CK Compounds. Such discussions shall commence no more than [*] months after the Effective Date. If such proposal is approved by the Parties following the recommendation of the JRC, then the Research Plan and this Agreement will be revised to reflect such expansion, which may include modification of the Field to include [*]. If such expansion is not approved, then the Parties, through the JRC, shall discuss and consider a proposal to extend the licenses to AZ Compound Data and AZ Compounds to permit CK to conduct [*] at its own expense outside the Research Program.

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AZ AND CK CONFIDENTIAL

                  2.4.4 DECISION MAKING. The JRC shall endeavor to reach consensus on all matters brought before it. Decisions of the JRC must be made with participation of at least two (2) representatives of each Party and by unanimous vote of each participating representative. Decisions will be included in the written minutes of a meeting, with such written minutes approved by all Persons present at such a meeting of the JRC. In the event the JRC is unable to resolve an outstanding matter, such matter shall be referred for resolution in good faith by the Joint Steering Committee (JSC) as described in Section 2.5.

         2.5 THE JOINT STEERING COMMITTEE. Promptly after the Effective Date, the Parties shall establish a Joint Steering Committee (the "JSC") as set forth in this Section 2.5. The JSC will exist throughout the term of this Agreement.

                  2.5.1 MEMBERSHIP. The JSC shall be comprised of two (2) representatives from each of AZ and CK. For AZ, the representatives are [*] and [*]. For CK, the representatives are [*] and another individual to be selected by CK by written notice to AZ. Each Party may replace its representatives on the JSC at any time by providing written notice to the other Party. Replacements must have comparable seniority, responsibility and knowledge or experience.

                  2.5.2 MEETINGS. The JSC shall meet at least once annually during the Research Term, and as necessary from time to time during the remainder of the Term, including face-to-face meetings, telephone or video conference calls. The location and other logistics of any meeting will be determined by the JSC. The JSC shall create and agree on written minutes for each meeting of the JSC. Each party shall bear the expenses of its JSC members related to such members' participation on the JSC and attendance at JSC meetings.

                  2.5.3 RESPONSIBILITIES. The JSC shall have responsibility to oversee and review the Research Program and to arbitrate decision making as described below.

                  2.5.4 DECISION MAKING. Decisions of the JSC shall be made by unanimous vote, with each Party having a single vote irrespective of the number of representatives actually in attendance at a meeting. Decisions will be included in the written minutes of a meeting, with such written minutes approved by all persons present at such a meeting of the JSC. If the Parties are unable to reach resolution within [*] days following the date the matter in dispute is first brought to the attention of the JSC, that matter shall be resolved in accordance with Section 10.2.

         2.6 RESEARCH PLAN.

                  2.6.1 INITIAL RESEARCH PLAN. The initial Research Plan, which covers the Research Program during Contract Year One, is attached as
EXHIBIT 1.45. The Parties acknowledge and agree that such initial Research Plan sets forth the goals and objectives of the Research Program and the broad terms of the Parties' respective undertakings to achieve those goals and objectives. The Parties further acknowledge and agree that the Research Plan will be supplemented and otherwise amended by the JRC from time to time during the Research Term

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for each stage of the Research Program to identify and define the specific undertakings of the Parties required to implement the Research Program.

                  2.6.2 NEW RESEARCH PLANS. At least three (3) months prior to the end of each Contract Year during the Research Term, the JRC shall meet to establish the Research Plan for the upcoming Contract Year. The JRC shall establish such Research Plan no later than thirty (30) days prior to the end of the then-current Contract Year.

                  2.6.3 REVISED RESEARCH PLANS. In addition to new Research Plans, the JRC shall review each Research Plan on an ongoing basis and may make changes thereto in accordance with the procedures in Section 2.4.4.

                  2.6.4 REQUIREMENTS OF THE RESEARCH PLAN. Unless otherwise agreed by each Party, the Research Plan must be consistent with the terms in
Article III and this Agreement generally.

         2.7 EXTENSION OF RESEARCH TERM. [*] days prior to the expiration of the initial Research Term, the JRC shall discuss the possibility of extending the Research Program and correspondingly the Research Term. In such event, if the Parties do not reach agreement on an extension of the Research Term prior to the expiration of the initial Research Term, then the expiration date for the initial Research Team will be extended for [*] days, in order to continue negotiation of the terms and conditions for an extension of the Research Term, if any.

         2.8 INFORMATION AND REPORTS. During the Research Term, each Party shall provide to the other, through the JRC, a written report summarizing the progress of its activities and performance of the Research Program, and including data and information pertaining to assays, protocols and procedures developed for use with the Cytometrix(TM) Hepatotoxicity Module, and other information and Technology as otherwise provided in the applicable Research Plan. Unless otherwise agreed, such reports shall be due thirty (30) days after the end of each calendar quarter and after the end of the Research Term. Upon the written request of a Party, the other Party shall provide that requesting Party with raw data generated by or on behalf of such other Party within the Collaboration Technology and Collaboration Knowledge, to the extent not previously provided hereunder. Without limiting the foregoing, each Party shall disclose to the other Party, any and all Collaboration Technology and Collaboration Knowledge, including any discoveries or inventions made by such Party in the scope of the Research Program or pursuant to carrying out the Research Program, with significant discoveries or advances being communicated as soon as practical after such Collaboration Technology or Collaboration Knowledge is developed.

              ARTICLE III - CONTRIBUTIONS TO THE RESEARCH PROGRAM

         3.1 FTES. In its conduct of its activities under the Research Program and unless otherwise mutually agreed in writing or determined by the JRC, each Party shall assign the number of FTEs to the Research Program as follows: CK shall commit [*] FTEs during each Contract Year to perform activities under the Research Program in accordance with the

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Research Plan then in effect, and AZ shall commit [*] FTEs during the Research
Term to perform activities under the Research Program in accordance with the Research Plan then in effect. For clarity, AZ has agreed to fund during each Contract Year of the Research Term [*] of the FTEs committed by CK, as described in Section 6.1.

         3.2 COMPOUNDS AND COMPOUND DATA.

                  3.2.1 AZ shall identify the AZ Compounds to be used in the Research Program, and shall provide to CK the AZ Compounds in reasonable quantities, but at least [*] for each AZ Compound. For each AZ Compound, AZ shall provide the information, to the extent such information exists on the Effective Date, contemplated by the version of EXHIBIT 1.4 attached to this Agreement as of the Effective Date (which information, it is understood, may be different for Proprietary and Public AZ Compounds). In addition to the information on EXHIBIT 1.4, for each AZ Compound, AZ shall provide compound purity and analytical and quality control data and procedures, to the extent such information exists on the Effective Date. AZ is not required to provide [*] for any Proprietary AZ Compounds. During the Research Term, AZ may include additional Compounds as AZ Compounds upon written notice to CK or by mutual written agreement of the Parties. For each such AZ Compound, AZ shall provide the AZ Compound Data on EXHIBIT 1.4 and the other AZ Compound Data required pursuant to this Section 3.2.1, to the extent such information exists at the time such AZ Compound is added.

                  3.2.2 CK shall identify the CK Compounds to be used in the Research Program, and make available for use in the Research Program, the CK Compounds in reasonable quantities, but at least [*] for each CK Compound. For each CK Compound, CK shall provide the information, to the extent such information exists on the Effective Date, contemplated by the version of EXHIBIT
1.11 attached to this Agreement as of the Effective Date (which information, it is understood, may be different for Proprietary and Public CK Compounds). In addition to the information on EXHIBIT 1.11, for each CK Compound, CK shall provide compound purity and analytical and quality control data and procedures, to the extent such information exists on the Effective Date. CK is not required to provide [*] for any Proprietary CK Compounds. During the Research Term, CK may include additional Compounds as CK Compounds upon written notice to AZ or by mutual written agreement of the Parties. For each such CK Compound, CK shall provide the CK Compound Data on EXHIBIT 1.11 and other CK Compound Data required pursuant to this Section 3.2.2, to the extent such information exists at the time such CK Compound is added.

                  3.2.3 Each Party's rights with respect to the Compounds and Compound Data delivered under this Agreement are as set forth in Section 5.3.

                  3.2.4 AZ may remove any Proprietary AZ Compound from use in the Research Program, upon written notice to CK, if that Proprietary AZ Compound becomes or is named a Proscribed Compound. EXHIBIT 1.4 shall be amended accordingly and such Compound no longer shall be an "AZ Compound" for purposes of this Agreement. Upon CK's receipt of notice that a Compound is a Proscribed Compound and is being removed as an AZ Compound,

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CK shall, in AZ's sole discretion and at AZ's direction and expense, return or destroy those removed Proscribed Compounds.

                  3.2.5 CK may remove a Proprietary CK Compound from use in the Research Program, upon written notice to AZ, if that Proprietary CK Compound becomes or is named a Proscribed Compound. EXHIBIT 1.11 shall be amended accordingly and such Compounds no longer shall be "CK Compounds" for purposes of this Agreement. Upon AZ's receipt of notice that a Compound is a Proscribed Compound and is being removed as a CK Compound, AZ shall, in CK's sole discretion and at CK's direction and expense, return or destroy those removed Proscribed Compounds.

                  3.2.6 For clarity, nothing herein shall be deemed to create an obligation on behalf of either Party to provide the other Party with Compounds after the expiration of the Research Term, except that on an ongoing basis after termination or expiration of the Research Term, AZ shall provide Proprietary AZ Compounds to CK in specific amounts under the conditions described in this Section 3.2.6 for the purpose of enabling CK to [*]. AZ shall provide Proprietary AZ Compounds on the limited basis described herein in accordance with the restrictions set forth in Section 3.2.7, Section 5.3 and other reasonable and customary terms, provided the amount of payment for those Proprietary AZ Compounds shall not exceed AZ's documented direct and reasonably allocable indirect costs in obtaining such Compounds for any reason.

                  3.2.7 AZ's obligations under Section 3.2.6 shall extend for no longer than [*] years after the date of expiration or termination of the Research Term, but shall cease immediately upon termination of this Agreement under Section 8.2.1 for CK's material breach or upon termination of this Agreement under Section 8.2.3 for lack of feasibility.

                  3.2.8    AZ represents and warrants that no AZ Compound on
EXHIBIT 1.4 is, as of the Effective Date, a Proscribed Compound. CK represents and warrants that no CK Compound on EXHIBIT 1.11 is, as of the Effective Date, a Proscribed Compound.

         3.3 DELIVERABLES. CK shall deliver or otherwise make available to AZ the Deliverables, as defined in EXHIBIT 1.23. The timing, form and manner of delivery are set forth on the Research Plan, including which of the software components of the Cytometrix(TM) Hepatotoxicity Module or other Deliverables will be delivered in source code form and which in object code form. The Research Plan also sets forth the infrastructure and instrumentation required for use of the Cytometrix(TM) Hepatotoxicity Module, and objectives for development, delivery and functionality of the Cytometrix(TM) Hepatotoxicity Module, including parameters for expandability and flexibility.

         3.4 EVALUATION OF CYTOMETRIX(TM) HEPATOTOXICITY MODULE. After the prototype Cytometrix(TM) Hepatotoxicity Module is installed at the CK Facility and used in connection with CK's infrastructure and instrumentation, and then again after the Cytometrix(TM) Hepatotoxicity Module is installed at the AZ Facility and used in connection with AZ's infrastructure and instrumentation, the Parties jointly shall perform mutually agreed testing and other evaluation

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procedures to determine whether the Cytometrix(TM) Hepatotoxicity Module meets the Performance Criteria. If the Parties disagree as to whether the Performance Criteria have been met, then the Parties shall cooperate to resolve any disagreement. Where resolution is within the scope of the then-existing Research Plan, the Parties shall cooperate to resolve the disagreement first under
Section 2.4 through the JRC, then under Section 2.5 through the JSC, and then pursuant to Section 10.2. Where resolution is outside the scope of the then-existing Research Plan, the Parties shall cooperate to resolve the disagreement under Section 2.5 through the JSC, and then pursuant to Section 10.2.

                  3.5 TECHNOLOGY AND DELIVERY. AZ shall use diligent efforts to make available for disclosure and delivery to CK, and CK shall use diligent efforts to make available for disclosure and delivery to AZ, any and all Technology that is (a) Controlled by the disclosing Party, (b) known to the disclosing Party's personnel responsible for the Research Program or to individuals that report to such personnel, and (c) is either reasonably required or known to be useful to undertaking the activities under the Research Program or performing the obligations required and activities contemplated under this Agreement, whether such Technology arises out of Exempt Activities or otherwise (such Technology, "RELEVANT TECHNOLOGY"). Relevant Technology includes AZ Knowledge, CK Knowledge, AZ Background Technology and CK Background Technology. Notwithstanding the foregoing, Relevant Technology shall exclude a Party's Technology to the extent that disclosure of that Technology would materially compromise an ongoing drug discovery or development program conducted by or on behalf of that Party. Relevant Technology shall be disclosed in accordance with this Section 3.5 below. Such disclosure shall occur within [*] months from the time the disclosing Party's personnel responsible for the Research Program or individuals that report to such personnel become aware of such Relevant Technology.

                  3.5.1 If a disclosing Party deems Relevant Technology to be AZ Background Technology or CK Background Technology, as applicable, then prior to disclosing that Relevant Technology to the other Party hereunder, the disclosing Party shall provide to the JRC a summary of that Relevant Technology, in sufficient detail to determine whether that Relevant Technology is AZ Background Technology or CK Background Technology, as applicable. The JRC will confirm that such Relevant Technology is AZ Background Technology or CK Background Technology; provided that it is not required to do so to the extent the Relevant Technology consists of General Methods; and provided further and notwithstanding the foregoing that the JRC is required to agree that Relevant Technology is AZ Background Technology or CK Background Technology to the extent it consists of a type of Technology already similar to that within CK Background Technology or AZ Background Technology.

                  3.5.2 If the JRC confirms that Relevant Technology is AZ Background Technology or CK Background Technology, as applicable, then the Party to receive such Technology hereunder shall promptly notify the disclosing Party, within [*] business days after confirmation by the JRC, if it does not wish to receive such Relevant Technology; and provided further that AZ may not decline to receive Relevant Technology to the extent that Relevant Technology is reasonably necessary for the CHM to meet the Performance Criteria. The Parties may agree that certain Technology should be disclosed in a different form or manner


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(e.g., in object code rather than in source code), as appropriate. Exhibit 1.3 or Exhibit 1.10, as applicable, shall be amended to include such additional AZ Background Technology or CK Background Technology.

                  3.5.3 If the JRC does not confirm such Relevant Technology as AZ Background Technology or CK Background Technology and the receiving Party has declined to receive such Relevant Technology, then the disclosing Party has no obligation to disclose such Relevant Technology, and if the disclosing Party, at its option, discloses such Technology, then it will be deemed AZ Knowledge or CK Knowledge, as appropriate.

                      ARTICLE IV - EXCLUSIVITY OF EFFORTS

         4.1 EXCLUSIVITY OF EFFORTS. Except for the Exempt Activities, during [*], neither AZ nor CK shall collaborate or otherwise cooperate with any Third Party to, and neither AZ nor CK shall, perform research or development specifically directed to the Field, other than under the Research Program. For the avoidance of doubt, during [*], nothing herein shall restrict either Party in any way from [*]. It is understood that even if the foregoing exclusivity provision terminates or expires, each Party shall continue diligently to endeavor to fulfill all of its obligations hereunder during the remainder of the term of the Agreement, including those obligations directed at enabling the Cytometrix(TM) Hepatotoxicity Module to meet the Performance Criteria.

         4.2 PERMITTED ACTIVITIES. Nothing herein shall be deemed to prevent or restrict AZ's or CK's rights to undertake and perform the Exempt Activities and CK's right to develop and commercialize the CM System for any and all applications outside of the Field. Likewise, nothing herein shall be deemed to prevent or restrict either Party's right to develop or commercialize methods of or systems for in vitro prediction of hepatotoxicity when those methods or systems are outside of the Field; provided that the Party is complying with its obligations hereunder with respect to Confidential Information and Intellectual Property Rights of the other Party.

                    ARTICLE V - OWNERSHIP AND LICENSE GRANTS

         5.1 OWNERSHIP.

                  5.1.1 AZ OWNERSHIP. AZ owns and shall own all right, title and interest in and to the AZ Background Technology, AZ Compounds, AZ Compound Data, AZ Knowledge and all Intellectual Property Rights therein. As between the Parties, AZ has the exclusive right, at its sole discretion and expense, to apply for, register, maintain and enforce Patents and other

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Intellectual Property Rights as it deems appropriate with respect to any of the
AZ Background Technology, AZ Compounds, AZ Compound Data and AZ Knowledge.

                  5.1.2 CK OWNERSHIP. CK owns and shall own all right, title and interest in and to the CM System, CK Compounds, CK Compound Data, CK Background Technology, CK Knowledge and all Intellectual Property Rights therein. Further, CK owns and shall own all right, title and interest in and to the Collaboration Technology and Collaboration Knowledge, and in and to the Cytometrix(TM) Hepatotoxicity Module, and all Intellectual Property Rights therein. Accordingly, AZ hereby assigns to CK any and all right, title and interest in and to the Collaboration Technology, Collaboration Knowledge, and the Cytometrix(TM) Hepatotoxicity Module, together in each case with all Intellectual Property Rights therein that AZ may acquire as a result of its performance of the Research Program or activities under the Pilot License (1) except that AZ shall not assign those Improvements (and the Intellectual Property Rights therein) owned by AZ pursuant to Section 5.1.3, and (2) the foregoing assignment is subject to the licenses granted by CK to AZ under Sections 5.4.2, 5.4.3, 5.5, 5.6 and 5.7. As between the Parties, CK has the exclusive right, at its sole expense, to apply for, register, maintain and enforce Patents and other Intellectual Property Rights as it deems appropriate with respect to any of the CK Background Technology, CK Knowledge, CK Compounds, CK Compound Data, Cytometrix(TM) Hepatotoxicity Module, Collaboration Technology, Collaboration Knowledge and Improvements owned by CK under Section
5.1.3. AZ agrees to execute documents, render such reasonable assistance, and take such other reasonable action at CK's expense as CK may reasonably request to apply for, register, perfect, confirm, and protect the rights it assigns to CK under this Section 5.1.2.

                  5.1.3 IMPROVEMENTS. Without limiting Section 5.1.2, (i) all AZ Improvements are owned by AZ (subject to the licenses granted to CK under Section 5.1.4), and (ii) all other Improvements to the Cytometrix(TM) Hepatotoxicity Module arising during the Pilot License Term, whether created jointly or solely by one of the Parties, are owned by CK. Accordingly, AZ hereby assigns to CK any and all right, title and interest in and to any Improvements owned by CK pursuant to this Section 5.1.3. AZ agrees to execute documents, render such reasonable assistance, and take such other reasonable action at CK's expense as CK may reasonably request to apply for, registered, perfect, confirm and protect the rights it assigns to CK under this Section 5.1.3. After the end of the Pilot License Term, Improvements to the Cytometrix(TM) Hepatotoxicity Module made by CK shall be owned by CK and Improvements to the Cytometrix(TM) Hepatotoxicity Module made by AZ shall be owned by AZ. For avoidance of doubt, neither Party has any right, license or access to Improvements made by the other Party after the end of the Pilot License Term.

                  5.1.4 LICENSE TO AZ IMPROVEMENTS. AZ agrees to grant and hereby grants CK a worldwide, perpetual, irrevocable, non-exclusive right and license, including the right to grant and authorize sublicenses, under AZ Intellectual Property Rights in AZ Improvements.

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         5.2 LICENSES TO BACKGROUND TECHNOLOGY.

                  5.2.1 AZ GRANT TO CK. AZ agrees to grant and hereby grants CK a non-exclusive, worldwide, royalty-free right and license, under AZ Intellectual Property Rights in AZ Background Technology, to use AZ Background Technology solely for the purposes of CK performing the Research Program during the Research Term. Upon completion of the Research Program and CK delivering to AZ the items required to be provided under the Research Plan, and upon the Cytometrix(TM) Hepatotoxicity Module, as installed at the CK Facility, meeting the Performance Criteria, AZ agrees to grant and hereby grants to CK a non-exclusive, worldwide, royalty-free, perpetual right and license, limited to the Field, under AZ Intellectual Property Rights in AZ Background Technology, for CK to practice AZ Background Technology in the production, use and modification of the Cytometrix(TM) Hepatotoxicity Module and Improvements thereof. For [*] years following the expiration of the Research Term, CK's license under this Section 5.2.1 shall be restricted solely for internal research purposes, which internal research purposes include CK's use of the Cytometrix(TM) Hepatotoxicity Module in its research collaborations with any collaborator when required to advance the research collaboration or CK's internal drug discovery and development programs; provided that the Cytometrix(TM) Hepatotoxicity Module is not the predominant component of the relationship between CK and such collaborator and provided further that in any research collaboration the Cytometrix(TM) Hepatotoxicity Module is used for activities such as to inform lead generation or to triage hits and leads rather than solely for activities such as screening entire libraries of compounds. For the avoidance of doubt however, such internal research use shall expressly exclude exploitation of the Cytometrix(TM) Hepatotoxicity Module as a commercial product or service (e.g., as a service bureau), except as expressly provided above. In connection with such internal research purposes, CK may authorize collaborators and others to access and use of the AZ Background Technology at CK's facility. After the first [*] years after the Research Term, CK is free to sublicense its rights under this Section 5.2.1 without restriction.

                  5.2.2 CK GRANT TO AZ. CK agrees to grant and hereby grants AZ a non-exclusive, worldwide, royalty-free right and license, outside the Prohibited Field and limited to the Field, under CK Intellectual Property Rights in CK Background Technology, to use CK Background Technology solely for the purposes of AZ performing the Research Program during the Research Term. To the extent that CK Background Technology is software and is delivered to AZ in object code form, AZ shall not reverse engineer or otherwise attempt to derive source code from that software.

         5.3 LICENSES TO COMPOUNDS AND COMPOUND DATA.

                  5.3.1    AZ GRANT TO CK.

                           (a) AZ agrees to grant and hereby grants CK a
non-exclusive, worldwide, royalty-free license under AZ Intellectual Property Rights in AZ Compounds and AZ Compound Data in the Field (a) during the Research Term, solely in connection with CK's performance of the Research Program and in accordance with the Research Plan, (b) during and after the Research Term, to perform purity analysis, and (c) after the Research Term (1) for CK to

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[*] thereof, and (2) as expressly provided in Section 7.3. CK agrees that although it may perform purity analysis as set forth above, neither it nor any of its employees, agents or assigns shall [*], the AZ Compounds proprietary to AZ without the prior written consent of AZ. For [*] years following the expiration of the Research Term, CK's license under this Section 5.3.1 shall be restricted solely for internal research purposes. For purposes of this Agreement, internal research purposes include CK's use of the Cytometrix(TM) Hepatotoxicity Module in its research collaborations with any collaborator when required to advance the research collaboration or CK's internal drug discovery and development programs; provided that the Cytometrix(TM) Hepatotoxicity Module is not the predominant component of the relationship between CK and such collaborator and provided further that in any research collaboration the Cytometrix(TM) Hepatotoxicity Module is used for activities such as to inform lead generation or to triage hits and leads rather than solely for activities such as screening entire libraries of compounds. For the avoidance of doubt however, such internal research use shall expressly exclude exploitation of the Cytometrix(TM) Hepatotoxicity Module as a commercial product or service (e.g., as a service bureau), except as expressly provided above. In connection with such internal research purposes, CK may authorize collaborators and others to access and use of the AZ Compounds and Compound Data at CK's facility. After the first [*] years after the Research Term, CK is free to sublicense its rights to the AZ Compound Data for the purpose of [*] thereof under this Section 5.3.1(a).

                           (b) CK shall maintain written records regarding the
use of AZ Compounds and AZ Compound Data, and upon reasonable advance written notice and during regular business hours, CK shall permit AZ or its authorized designee to access CK Facilities, and to review required documentation to determine compliance with the terms of this license.

                  5.3.2 CK GRANT TO AZ. CK agrees to grant and hereby grants AZ a non-exclusive, worldwide, royalty-free license, but excluding all activities in the Prohibited Field, under CK Intellectual Property Rights in CK Compounds and CK Compound Data in the Field (a) during the Research Term, solely in connection with AZ's performance of the Research Program and in accordance with the Research Plan, (b) during and after the Research Term, to perform purity analysis, and (c) after the Research Term (1) for AZ to [*] thereof, and
(2) as expressly provided in Section 7.3. AZ agrees that although it may perform purity analysis as set forth above, neither it nor any of its employees, agents or assigns shall [*], the CK Compounds proprietary to CK without the prior written consent of CK.

                  5.3.3 PUBLIC COMPOUNDS AND PUBLIC COMPOUND DATA. The Parties acknowledge that, with respect to any CK Compound or AZ Compound that is designated as Public on EXHIBIT 1.11 or EXHIBIT 1.4 (as applicable) (together with corresponding CK Compound Data or AZ Compound Data), nothing in this Agreement will be construed to restrict either Party in any manner from using, disclosing, reproducing, or obtaining from other sources such Compounds or such data and information.

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         5.4 KNOWLEDGE LICENSES.

                  5.4.1 AZ KNOWLEDGE. AZ grants CK an automatic, worldwide, non-exclusive, royalty-free, perpetual and irrevocable license to use, reproduce and otherwise exploit AZ Knowledge. The license granted in this Section 5.4.1 includes the right to disclose such AZ Knowledge to, and authorize further disclosure and use by, Third Parties in connection with ongoing discovery, development, collaboration and marketing or other activities. Disclosure to Third Parties must be under appropriate terms and conditions including restrictions equivalent to any in this Section 5.4.1 and, to the extent any AZ Knowledge also is AZ's Confidential Information, confidentiality provisions substantially equivalent to those in this Agreement.

                  5.4.2 CK KNOWLEDGE. CK grants AZ an automatic, worldwide, non-exclusive, royalty-free, perpetual and irrevocable license, to use, reproduce and otherwise exploit CK Knowledge, solely for applications outside the Prohibited Field. The license granted in this Section 5.4.2 includes the right to disclose such CK Knowledge to, and authorize further disclosure use by, Third Parties in connection with ongoing discovery, development, collaboration and marketing or other activities. Disclosure to Third Parties must be under appropriate terms and conditions including restrictions equivalent to any in this Section 5.4.2 and, to the extent any CK Knowledge also is CK's Confidential Information, confidentiality provisions substantially equivalent to those in this Agreement.

                  5.4.3 COLLABORATION KNOWLEDGE. During and after the Research Term, CK grants AZ an automatic, worldwide, non-exclusive, royalty-free, perpetual and irrevocable license, to use, reproduce and otherwise exploit Collaboration Knowledge, solely for applications outside the Prohibited Field. The license granted in this Section 5.4.3 includes the right to disclose such Collaboration Knowledge to, and authorize further disclosure use by, Third Parties in connection with ongoing discovery, development, collaboration and marketing or other activities by or on behalf of AZ. Disclosure to Third Parties of Collaboration Knowledge licensed under this Section must be under appropriate terms and conditions including restrictions equivalent to any in this Section
5.4.3 and, to the extent any such Collaboration Knowledge also is CK's Confidential Information, confidentiality provisions substantially equivalent to those in this Agreement.

         5.5 COLLABORATION TECHNOLOGY LICENSES.

                  5.5.1 CYTOMETRIX(TM) HEPATOTOXICITY MODULE MEETS PERFORMANCE CRITERIA. Upon the Cytometrix(TM) Hepatotoxicity Module meeting the Performance Criteria at the AZ Facility (as determined pursuant to Section 3.4), CK agrees to grant and hereby grants to AZ a worldwide, perpetual, non-transferable (except in accordance with Section 10.4), non-exclusive right and license, outside the Prohibited Field, under CK Intellectual Property Rights in Collaboration Technology. The rights granted in this Section 5.5.1 do not extend to the use, development or exploitation of Collaboration Technology in the Field, which restriction is for a period not to exceed [*] years following the Pilot License Term (subject to earlier termination of the foregoing restriction pursuant to Section 8.3.2(b) for termination of the Agreement under
Section 8.2.1).

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                  5.5.2    OPTION FOR LICENSES WHEN CYTOMETRIX(TM)
HEPATOTOXICITY MODULE FAILS TO MEET PERFORMANCE CRITERIA OR AGREEMENT IS TERMINATED PURSUANT TO SECTION 8.2.3. If either (1) the Parties determine that the Cytometrix(TM) Hepatotoxicity Module has not met the Performance Criteria (as determined pursuant to Section 3.4) or (2) this Agreement is terminated prior to the end of the Pilot License Term pursuant to Section 8.2.3 (Lack of Feasibility), then AZ may, at its option, obtain a license to Collaboration Technology as set forth in this Section 5.5.2. Upon the occurrence of either of the conditions outlined above, AZ may provide notice to CK of its desire to obtain such a license, and the Parties will negotiate in good faith an amount to be paid for the license, but not to exceed US$[*]. Upon payment of such amount, CK agrees to grant and hereby grants to AZ a worldwide, perpetual, non-exclusive, non-transferable (except in accordance with Section 10.4), irrevocable right and license under CK Intellectual Property Rights in Collaboration Technology, solely for applications outside the Prohibited Field.

         5.6 PILOT LICENSE AND SUPPORT.

                  5.6.1 PILOT LICENSE. Upon the Cytometrix(TM) Hepatotoxicity Module meeting the Performance Criteria at the CK Facility, CK agrees TO grant and hereby grants AZ, during the Pilot License Term, a worldwide, non-exclusive, non-transferable (except in accordance with Section 10.4), royalty-free right and license in the Field (but excluding all activities or applications in the Prohibited Field), under CK Intellectual Property Rights in CK Knowledge, CK Background Technology and Collaboration Technology, to use the Cytometrix(TM) Hepatotoxicity Module, together with any Improvements owned by CK, solely for its own internal research at the AZ Facility (the "PILOT LICENSE"). To the extent that a software component of the Cytometrix(TM) Hepatotoxicity Module is delivered in object code form, the license granted extends only to the object code form and not the source code form of that software, and AZ shall not, and shall not permit any Third Party to, reverse engineer or decompile, or otherwise attempt to derive source code from that software component. To the extent that a software component of the prototype version of the Cytometrix(TM) Hepatotoxicity Module is delivered in source code form, AZ shall not modify that software component and the use and disclosure thereof is subject to the requirements of
Section 7.1; however, it is understood that AZ may compile such source code to create the object code derivative thereof.

                  5.6.2 SUPPORT. CK shall provide technical support as set forth on EXHIBIT 5.6.2 with respect to the Cytometrix(TM) Hepatotoxicity Module. For clarity, CK has no support obligations other than as expressly set forth on that EXHIBIT 5.6.2.

         5.7 AZ FULL LICENSE TO CYTOMETRIX(TM) HEPATOTOXICITY MODULE.

                  5.7.1 LICENSES. Upon the Cytometrix(TM) Hepatotoxicity Module meeting the Performance Criteria at the AZ Facility, and upon payment by AZ of the Milestone Payment under Section 6.2 and the Annual License Renewal Fees thereafter, CK agrees to grant and hereby grants AZ, during the Full License Term, a worldwide, non-exclusive, non-transferable (except in accordance with Section 10.4), royalty-free right and license in the Field (but excluding all activities or applications in the Prohibited Field), under CK Intellectual Property

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Rights in CK Knowledge, CK Background Technology and Collaboration Technology,
(i) to use the Cytometrix(TM) Hepatotoxicity Module, and any Improvements (to the extent such Improvements are in the Field, owned by CK, and in existence as of the first day of the Full License Term), for its own internal research and development program at any and all AZ Facilities, (ii) to make and distribute a reasonable number of copies of the Cytometrix(TM) Hepatotoxicity Module, including a reasonable number of backup copies thereof in connection with the exercise of the rights set forth in clause (i) above, and (iii) to create derivative works of the Cytometrix(TM) Hepatotoxicity Module only for the purpose of maintaining and supporting AZ's authorized use thereof and to the extent those derivative works are within the scope of the Deliverables described in EXHIBIT 1.23 and of the following activities: refining the model by including extra compounds, modifying existing assays, and incorporating additional assays (the foregoing licenses in clauses (i) through (iii) above together are the "FULL LICENSE"). To the extent that a software component of the Cytometrix(TM) Hepatotoxicity Module is delivered in object code form, the license granted extends only to the object code form and not the source code form of that software, and AZ shall not, or permit any Third Party to, reverse engineer or decompile, or otherwise attempt to derive source code from that software component.

                  5.7.2 RECORDS. AZ shall maintain records regarding the use of the Cytometrix(TM) Hepatotoxicity Module, and upon reasonable advance written notice and during regular business hours, AZ shall permit CK or its authorized designee to access AZ Facilities, and to review required documentation to determine compliance with the terms of this license.

         5.8 NO IMPLIED LICENSES. Each Party acknowledges that the rights and licenses granted under this Article V are limited to the scope expressly granted herein, and all rights not so granted are hereby expressly reserved. Nothing in this Agreement shall limit in any respect the right of either Party to use its own Technology to conduct research and development with respect to and commercialize products or technologies outside the Field. Consistent with the foregoing, it is understood that licenses to Collaboration Technology and licenses to Collaboration Knowledge do not include or incorporate any right or license to CK Background Technology; exploitation of Collaboration Technology or Collaboration Knowledge may require a license to the underlying subject matter. It is further understood that licenses to Collaboration Technology and licenses to Collaboration Knowledge do not extend to the Cytometrix(TM) Hepatotoxicity Module; exploitation of Collaboration Technology or Collaboration Knowledge that is not independent of the Cytometrix(TM) Hepatotoxicity Module may require a separate license to such Cytometrix(TM) Hepatotoxicity Module for use thereof.

                             ARTICLE VI - PAYMENTS

         6.1 RESEARCH PROGRAM FUNDING.

                  6.1.1 FTE FUNDING. Each Party shall assume responsibility for its own costs and expenses for its conduct of activities under the Research Program with the sole exception that AZ shall fund, quarterly in advance, during the Research Term (whether or not the Pilot License Term has begun), [*] of the [*] FTEs to be committed by CK for the performance of the Research Program, at the FTE rate set forth below. In total, subject to any

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Additional Items, the annual FTE funding to be provided by AZ to CK under this
Section 6.1.1 shall not exceed US$[*], unless otherwise separately agreed by the Parties in writing.

                  6.1.2 The FTE rate is [*] dollars (US$[*]) per year, which includes all employee-related compensation, including salaries, wages, bonuses, benefits, profit sharing, stock option grants, and FICA costs, travel, meals and entertainment (except in connection with reimbursed travel described below), training, recruiting, relocation, operating supplies, postage, communications expense, professional dues, depreciation, repairs and maintenance, rent and lease, utilities, taxes, facilities and space costs, and computer service charges. The FTE rate excludes the cost of items identified as Additional Items as described in Section 6.1.2. AZ shall have no obligation to fund FTEs after the Research Term. During the Pilot License Term, the direct out-of-pocket expenses of travel and lodging incurred by CK personnel while required to be on site pursuant to the Research Program will be reimbursed by AZ to CK; provided that the CK employees are away from the facility at which those personnel typically work and the duration of the trip is for an extended period of time (i.e., more than three (3) working days). AZ shall reimburse CK for such direct out-of-pocket expenses incurred by CK that are within the AZ travel guidelines within sixty (60) days after receipt by AZ of a correct invoice with supporting documentation from CK that identifies the name of the employee, the date of the trip(s) taken and the total dollar amount incurred with sufficient detail to determine amounts incurred for transportation, meals, lodging, and related incidentals.

                  6.1.3 ADDITIONAL EXPENSES. From time to time, the JRC may identify additional items or subject matter required to carry out the Research Program, including additional licenses under Intellectual Property Rights of Third Parties, extraordinary equipment or specialized reagents or any other external costs (each such item an "ADDITIONAL ITEM"). In each instance, the JRC will apportion the cost of Additional Items according to the following principles: (i) if the Additional Item will be consumed fully during the Research Term and will be used only for work in the Field, the expense will be borne equally by CK and AZ; (ii) if the Additional Item will not be fully consumed during the Research Term, or will be used during the Research Term outside the Field by either CK or AZ, the expense will be apportioned between CK and AZ in a manner that equitably reflects the relative value to the Research Program of such Additional Item and for applications outside of the Research Program for the Party(ies) that will have rights thereto. For clarity, neither Party shall have any obligation to reimburse the other Party with respect to amounts incurred by the other Party with respect to any Additional Item, except as agreed by the JRC. Unless otherwise mutually agreed, during the Research Program, CK shall be the contracting Party with respect to any such Additional Items and shall directly pay for any such Additional Items. If there are cost apportionment concerns regarding Additional Items during the Pilot Program, responsibility for such costs shall be resolved by the JRC. All equipment acquired during the Pilot Phase at the AZ facility shall become the property of AZ.

         6.2 MILESTONE PAYMENT. Upon completion of the Research Program, after CK has delivered to AZ the items required to be provided under the Research Plan, and upon the Cytometrix(TM) Hepatotoxicity Module, as installed at the AZ Facility, meeting the Performance Criteria (as determined pursuant to Section 3.4), a milestone payment of [*] USD dollars


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(US$[*]) ("MILESTONE PAYMENT") will become due and payable. AZ shall pay the
Milestone Payment within thirty (30) days following receipt of an invoice from CK, generated in accordance with the foregoing.

         6.3 LICENSE RENEWAL FEES.

                  6.3.1 On each of the first [*] annual year anniversaries of the date on which the Full License is first effective, AZ shall pay to CK an annual license renewal fee of [*] dollars (US$[*]) ("ANNUAL LICENSE RENEWAL FEE") for continuance of the Full License, within thirty (30) days after CK's invoice. On each of the [*] through [*] annual year anniversaries of the date on which the Full License is first effective, AZ has the option to (i) pay to CK the annual license renewal fee of [*] dollars (US$[*]) for continuance of the Full License, within thirty (30) days after CK's invoice or the end of a Contract Year, or (ii) cease payments and terminate the Full License. Upon either (i) a CK Change of Control event that arises due to CK's merger with, acquisition by, or other similar transaction with a pharmaceutical company with annual sales in excess of US$1 billion that occurs at any time during the Full License, or (ii) payment of the [*] such annual license renewal fee in accordance with this Agreement, the Full License granted to AZ pursuant to
Section 5.7 shall become fully paid up and perpetual.

                  6.3.2 To the extent CK licenses the use of the Cytometrix(TM) Hepatotoxicity Module to any Third Party for an amount that is leSS than the amount owed by AZ under Section 6.3.1, AZ's obligation to pay to CK an Annual License Renewal Fee of US$[*] shall be reduced to the equivalent or less than the lowest amount that such Third Party is obligated to pay.

         6.4 TAXES. CK will be responsible for paying any and all taxes and assessments relating to any income or other consideration that CK derives from this Agreement. All payments made by AZ to CK under this Agreement shall be made without any deduction or withholding for or on account of any taxes. Withholding taxes, if any, must be paid by AZ to the relevant taxing authority on behalf of CK.

         6.5 TOTAL OBLIGATION. The Annual License Renewal Fees and the Milestone Payment payable by AZ to CK pursuant to this Agreement, taken together with the funding to be provided by AZ to CK and other amounts payable pursuant to this
Article 6, represent all of AZ's financial obligations to CK hereunder. CK shall not be entitled to any additional compensation or remuneration from AZ under this Agreement. The foregoing will not be construed as a limit on fees due for termination, damages for breach, or obligations of indemnity.

                         ARTICLE VII - CONFIDENTIALITY

         7.1 CONFIDENTIAL INFORMATION. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for ten (10) years after the expiration of the Research Term, the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this
Agreement  any   Confidential Information of the other Party. "CONFIDENTIAL
INFORMATION" means (i) any

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AZ AND CK CONFIDENTIAL

prototypes provided by CK under this Agreement or in connection with the Research Program; (ii) information disclosed in tangible form that is marked "confidential" or with other similar designation to indicate its confidential or proprietary nature; and (iii) information disclosed orally, where such information is either (A) of the type usually considered confidential or proprietary in the biopharmaceutical industry or (B) otherwise indicated to be confidential or proprietary by the disclosing Party at the time of the initial disclosure thereof and confirmed in writing as confidential or proprietary by the disclosing Party within thirty (30) days after such disclosure. Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by written documentation:

                           (a) was already or becomes lawfully known to the
receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

                           (b) can be demonstrated by documentation or other
competent proof to have been in the receiving Party's or its Affiliates' possession prior to disclosure by the disclosing Party;

                           (c) is subsequently received by the receiving Party
or its Affiliates from a Third Party who is not bound by any obligation of confidentiality with respect to that information;

                           (d) is generally made available to Third Parties by
the disclosing Party without restriction on disclosure;

                           (e) was generally available to the public or
otherwise part of the public domain at the time of its disclosure to the receiving Party or became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

                           (f) was developed by the receiving Party without
reference to any information or materials disclosed or provided by the disclosing Party.

         7.2 PERMITTED DISCLOSURES. Notwithstanding Section 7.1 above, each Party may disclose Confidential Information of the other Party as follows:

                           (a) to Third Parties (and to Affiliates) under
appropriate terms and conditions including confidentiality provisions substantially equivalent to those in this Agreement in connection with obtaining financing and other business activities, such Confidential Information permitted under this subsection to be disclosed shall be limited to general descriptions of the activities, technology and findings under this Agreement (including associations), and shall exclude hepatotoxicity profiles, other than toxicophoric centers, associated with chemotypes;

                           (b) as is reasonably necessary to exercise the rights
and licenses granted or reserved herein (including the right to grant sublicenses);

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AZ AND CK CONFIDENTIAL

                           (c) to the extent such disclosure is reasonably
necessary in filing for, registering or maintaining Intellectual Property Rights in accordance with Section 5.1;

                           (d) as required by law or regulation (including
applicable securities regulations); provided, however, that if a Party is required by law or regulation to make any such disclosure of the other Party's Confidential Information it will, except where impracticable for necessary disclosures, give reasonable advance notice to the other Party of such disclosure requirement will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; or

                           (e) to the extent mutually agreed to by the Parties.

         7.3 RESTRICTIONS ON DISCLOSURE OF DATA SETS. Notwithstanding anything to the contrary in this Agreement, AZ agrees that it shall treat as CK's Confidential Information data sets generated by AZ using the CK Compounds. Likewise, CK agrees that it shall treat as AZ's Confidential Information data sets generated by CK using the AZ Compounds. However, CK may disclose those data sets to CK collaborator(s) under appropriate obligations of confidentiality no less protective than those for CK's own information. In addition, either Party may use and disclose such data sets without restriction (a) as aggregated information and data sets, whether about the proprietary or public AZ Compounds or CK Compounds, as applicable for purposes of describing the utility of the Cytometrix(TM) Hepatotoxicity Module and the general nature of the activities under this Agreement; and (b) individual data sets about public AZ Compounds or CK Compounds, as applicable, in each case so long as that Party does not disclose specific [*], other than [*], that could be associated with specific [*].

         7.4 PRESS RELEASE; CONFIDENTIALITY OF TERMS OF AGREEMENT. Neither Party shall disclose to any Third Party the terms of this Agreement without the prior written consent of the other Party, except (a) to advisors and existing and potential investors on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, (b) to Third Parties to the extent necessary to comply with the terms of licenses from Third Parties with respect to a Party's Confidential Information, (c) to the extent required by law or a court or other governmental body; provided that in such situation the Party wishing to disclose the terms gives reasonable advance written notice to the non-disclosing Party of the proposed disclosure and the reason for such disclosure and uses reasonable efforts to secure confidential treatment of such disclosed information. Notwithstanding the foregoing, following the Effective Date, the Parties shall issue a press release, substantially in the form of EXHIBIT 7.4, to announce the execution of this Agreement, together with a corresponding Question & Answer outline for use that has been approved in advance by both Parties for the purpose of responding to inquiries about the Agreement; thereafter, each of AZ and CK may each disclose to Third Parties the information contained in such press release and Question & Answer outline without the need for further approval by the other. In addition, with the advance review and prior written approval of the other Party in each instance, each Party is authorized to issue additional press releases when amounts such as milestone payments or licensing fees become due under this Agreement.

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         7.5 PUBLICATION. Each Party acknowledges the other Party's interest in publishing the results of the Research Program, obtaining valid patent protection, and protecting business interests and trade secrets. Consequently, if (i) CK, its employees, agents or consultants wish to make a publication related to the CK Compounds or the AZ Compounds (it is understood that CK will not disclose the identity of the AZ Compounds or other Confidential Information of AZ without AZ's prior written consent), or (ii) AZ, its employees, agents or consultants wish to make a publication regarding the use of the Cytometrix(TM) Hepatotoxicity Module or CM System in any manner, with or without the CK Compounds (it is understood that AZ will not disclose Confidential Information of CK without CK's prior written consent), in each case, such Party shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least thirty (30) days prior to submission for publication or presentation. The reviewing Party may (a) propose modifications to the publication for patent reasons or business reasons, (b) delete any trade secrets or Confidential Information of such Party included in that publication, or (c) request a reasonable delay in publication or presentation to protect know-how and patentable subject matter. Once a particular public disclosure has been approved, either Party may disclose the information contained therein in subsequent disclosures.

         7.6 OUTSOURCING OF IT TECHNOLOGY SERVICES.

                  7.6.1 RIGHT TO OUTSOURCE. Without limiting the foregoing confidentiality provisions, during the Pilot License Term and the Full License Term, AZ shall have the right to appoint a Third Party ("OUTSOURCER") to provide information technology "outsourcing" services to AZ and its Affiliates that relates to the subject matter of this Agreement ("OUTSOURCE SERVICES") for the purposes of enabling AZ to perform under the Agreement or enabling AZ to use Technology and or information licensed under this Agreement, only on behalf of AZ and for the purposes permitted under this Agreement. Outsource Services include loading any software licensed under the Agreement onto equipment owned or controlled by the Outsourcer, located either at the AZ Facility, an Outsourcer's premises or at the CK Facility. In connection with an Outsourcer providing Outsource Services, CK shall permit the Outsourcer to access, operate and use such software on its equipment in its performance of the Outsource Services, and shall otherwise permit the Outsourcer, in its performance of the Outsource Services, to do anything that AZ or its Affiliates are not precluded from doing under the Agreement that are reasonably connected to the Outsource Services, such as accessing, operating and using items supplied or licensed under the Agreement, and receiving and using services provided under the Agreement.

                  7.6.2 COOPERATION WITH OUTSOURCER. AZ shall provide to CK a copy of its agreement with any Outsourcer, to the extent relevant to either Party's activities, rights or obligations under this Agreement. CK shall reasonably cooperate with any authorized Outsourcer in the Outsourcer's performance of the Outsource Services. In order to provide Outsource Services to AZ under this Agreement, it may be necessary for Outsourcer to have access to CK Confidential Information. Outsourcer shall be bound by terms of confidentiality no less restrictive than those contained in this Agreement as applied to AZ.

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                       ARTICLE VIII- TERM AND TERMINATION

         8.1 TERM; EXPIRATION. This Agreement will commence upon the Effective Date and unless terminated as provided in this Article VIII shall continue in full force and effect until [*] months following payment by AZ of the [*] Annual License Renewal Fee pursuant to Section 6.3.

         8.2 EARLY TERMINATION.

                  8.2.1 MATERIAL BREACH. At any time during the Term, if a Party materially breaches this Agreement and does not cure that material breach within thirty (30) days after written notice from the non-breaching Party, then upon further written notice the non-breaching Party may terminate this Agreement. If within thirty (30) days following notice of breach from the non-breaching Party, the Party allegedly in breach initiates a dispute resolution procedure in good faith and as permitted under this Agreement for resolution of the dispute for which termination is being sought and is diligently pursuing such procedure (including any litigation or arbitration following therefrom), then termination is effective only if at the conclusion of the dispute resolution procedure, the initiating Party notifies the other Party in writing that the termination shall take effect. The non-breaching Party may, however, withhold or suspend performance of its obligations during the pendency of such dispute resolution procedure, without being considered to be in breach of its obligations hereunder, and without liability for having so withheld or suspended performance. Notwithstanding anything to the contrary in this Section 8.2.1, however, if the breach is a failure to pay amounts due under Sections 6.2 or 6.3, then the licenses granted to AZ by CK shall not continue during pendency of the dispute.

                  8.2.2    [INTENTIONALLY LEFT BLANK.]

                  8.2.3 MUTUALLY FOR LACK OF FEASIBILITY. If the Parties mutually determine that installing and implementing the Cytometrix(TM) Hepatotoxicity Module in a manner that meets the Performance Criteria is not scientifically or commercially feasible, or if the Parties mutually determine, after installing the Cytometrix(TM) Hepatotoxicity Module at the AZ Facility, that it has material deficiencies that cannot reasonably be remedied, then by mutual written agreement the Parties may terminate this Agreement.

                  8.2.4 BY AZ FOR ITS CONVENIENCE DURING LATER FULL LICENSE TERM. During the [*] through [*] years of the Full License Term and not before, and provided that AZ is in compliance with its obligations under this Agreement and has paid all amounts previously due, for any reason or no reason, AZ may terminate this Agreement by providing written notice of non-renewal at least thirty (30) days prior to the date on which the annual renewal license fee would be due.

                  8.2.5 BY AZ FOR ITS CONVENIENCE PRIOR TO [*] YEAR OF THE FULL LICENSE TERM. At any time after the Research Term and prior to the [*] year of the Full License Term, for any reason or for no reason, AZ may terminate this Agreement by providing written notice at least ninety (90) days prior to such termination.

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                  8.2.6    BY EITHER PARTY FOR INSOLVENCY. At any time during
the Term, if either Party is subject to an Insolvency Event (defined below), then the other Party may terminate this Agreement upon thirty (30) days prior written notice to the other Party. For purposes of the foregoing, an "Insolvency Event" is any of the following: (i) making a general assignment for the benefit of creditors; (ii) filing an insolvency petition in bankruptcy (other than a petition for reorganization); (iii) petitioning for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (iv) commencing under the laws of any jurisdiction any proceeding involving its dissolution or liquidation or any other similar proceeding; (v) ceasing to carry on the whole or substantially the whole of its business or that part of its business to which this Agreement relates; or (vi) becoming a party to any proceeding or action of the type described above in (iii) or (iv) and such proceeding or action remains undismissed or unstayed for a period of sixty (60) days.

         8.3 CONSEQUENCES OF EXPIRATION OR TERMINATION.

                  8.3.1 SURVIVAL. In all events of expiration or termination the provisions of Articles I (Definitions), VII (Confidentiality), and X (Miscellaneous), and Sections 2.8(Information and Reports), 4.2 (Permitted Activities), 5.1 (Ownership) (including 5.1.4 (License to AZ Improvements), 5.4 (Knowledge Licenses), 5.7.2 (Record Keeping), 5.8 (No Implied Licenses), 6.4 (Taxes), 8.3 (Consequences of Expiration or Termination), 9.2 (Warranty Disclaimer) and 9.3 (No Liability) shall survive. In addition, the Full License under Section 5.7 survives in any event if it has become fully paid-up pursuant to the last sentence of Section 6.3 (License Renewal Fee).

                  8.3.2 OTHER CONSEQUENCES. The following are in addition to any Sections that survive under Section 8.3.1. Sections or rights not noted as surviving terminate on termination of the Agreement. In each case, on termination each Party promptly shall return to the other Party any Technology or Confidential Information of the other Party, except to the extent the licenses granted pursuant to this Agreement to such Technology or Confidential Information survive.

                           (a) In the event of expiration pursuant to Section
8.1 (Term; Expiration), Section 3.2.6 and Section 3.2.7 (Compounds) survive for the period indicated therein, licenses to Background Technology (Section 5.2) and Compounds and Compound Data (Section 5.3) survive, all licenses to Collaboration Technology under Section 5.5.1 survive, CK may retain the physical AZ Compounds and AZ Compound Data in its possession, and each Party shall retain identical copies of the images and derived data generated during the Research Term.

                           (b) In the event of termination by AZ under Section
8.2.1 (Material Breach by CK): (i) AZ has no further requirement to pay FTE costs, the Milestone Payment, the Annual License Renewal Fees or any other amounts not already due and owing; (ii) the licenses from CK to AZ for CK Background Technology (Section 5.2) and CK Compounds and CK Compound Data (Section 5.3) survive and AZ may retain the physical CK Compounds and CK Compound Data in its possession; (iii) CK shall return to AZ all AZ Compounds in its possession, and, for avoidance of doubt, AZ has no obligation to provide AZ Compounds under

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Section 3.2.6; (iv) the license from CK to AZ for Collaboration Technology
(under either Section 5.5.1 or Section 5.5.2, as appropriate) survive; (v) where such termination occurs prior to the end of the Pilot License Term, CK will be deemed to have granted a license to the components or portions of the Cytometrix(TM) Hepatotoxicity Module installed at AZ Facilities, on the same terms as Section 5.7, but without payment of further fees; (vi) where such termination occurs during the Full License Term, the license granted to the Cytometrix(TM) Hepatotoxicity Module to AZ continues in accordance with its terms without additional payment of fees; (vii) CK shall deliver to AZ all images and derived data generated during the Research Term in its possession; and (viii) the restriction under the last sentence of Section 5.5.1 no longer applies.

                           (c) In the event of termination by CK under Section
8.2.1 (Material Breach by AZ): (i) AZ shall pay, in each case to the extent not yet paid, any remaining FTE costs, the Milestone Payment, and the unpaid balance of the first [*] Annual License Renewal Fees; (ii) the licenses from AZ to CK for AZ Background Technology (Section 5.2) and AZ Compounds and AZ Compound Data (Section 5.3) survive and CK may retain the physical AZ Compounds and AZ Compound Data in its possession; (iii) AZ's obligation to provide Proprietary AZ Compounds under Section 3.2.6 and Section 3.2.7 continues for the time indicated, regardless of whether or not the Research Term has been completed;
(iv) in the event that such termination occurs prior to the end of the Research Term, AZ's obligations with respect to exclusivity of efforts (Section 4.1) continue for an additional [*] month period; and (v) AZ shall deliver to CK all images and derived data generated during the Research Term in its possession.

                           (d) [INTENTIONALLY LEFT BLANK.]

                           (e) In the event of termination under Section 8.2.3
(Mutually for Lack of Feasibility): (i) AZ shall pay remaining unpaid FTE costs (if any); (ii) the licenses from AZ to CK for AZ Background Technology (Section 5.2), and AZ Compounds and AZ Compound Data (Section 5.3) survive and CK may retain the physical AZ Compounds and AZ Compound Data in its possession; (iii) the license from CK to AZ for Collaboration Technology (under either Section
5.5.1 or Section 5.5.2, as appropriate) survive; (iv) the Cytometrix(TM) Hepatotoxicity Module (including backups thereof) shall be removed from any AZ Facilities in which it has been installed, and all licenses granted to AZ thereunder shall terminate; and (v) each Party shall retain identical copies of the images and derived data generated during the Research Term.

                           (f) In the event of termination or non-renewal by AZ
under Section 8.2.4 (AZ Convenience During Later Full License Term): (i) the license from CK to AZ for Collaboration Technology under Section 5.5.1 survives;
(ii) the licenses from AZ to CK for AZ Background Technology (Section 5.2) and AZ Compounds and AZ Compound Data (Section 5.3) survive, and CK may retain the physical AZ Compounds and AZ Compound Data in its possession; and (iii) the Cytometrix(TM) Hepatotoxicity Module (including backups thereof) shall be removed from any AZ Facilities in which it has been installed, and all licenses granted to AZ thereunder shall terminate; and (v) each Party shall retain identical copies of the images and derived data generated during the Research Term.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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AZ AND CK CONFIDENTIAL

                           (g) In the event of termination or non-renewal by AZ
under Section 8.2.5 (AZ Convenience Prior to [*] Year of the Full License
Term): (i) AZ shall pay, in each case to the extent not yet paid, any remaining FTE costs, the Milestone Payment, and the unpaid balance of the first [*]
Annual License Renewal Fees; (ii) the license from CK to AZ for Collaboration Technology under Section 5.5.1 survives; (iii) the licenses from AZ to CK for AZ Background Technology (Section 5.2) and AZ Compounds and AZ Compound Data (Section 5.3) survive, and CK may retain the physical AZ Compounds and AZ Compound Data in its possession; (iv) AZ's obligation to provide AZ Compounds under Section 3.2.6 continues and Section 3.2.7 survives; (iv) the Cytometrix(TM) Hepatotoxicity Module (including backups thereof) shall be removed from any AZ Facilities in which it has been installed, and all licenses granted to AZ thereunder shall terminate; and (v) each Party shall retain identical copies of the images and derived data generated during the Research Term.

                           (h) In the event of termination by either Party under
Section 8.2.6 (Insolvency): (i) licenses already granted (to and from the insolvent Party) continue in accordance with their terms and subject to payment of related fees; (ii) each Party shall pay for services already provided; and
(iii) each Party shall retain identical copies of the images and derived data generated during the Research Term.

         8.4 ACCRUED LIABILITY. Termination or expiration of this Agreement for any reason shall not release either Party hereto from any liability that at the time of such termination or expiration has already accrued to the other Party prior to such time including any and all damages arising from any breach hereunder. Such termination or expiration will not relieve a Party from accrued payment obligations or from obligations that are expressly indicated in this Agreement to survive termination or expiration of this Agreement.

         8.5 TERMINATION NOT SOLE REMEDY. Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies will remain available except as agreed to otherwise herein.

                    ARTICLE IX - WARRANTY AND INDEMNIFICATION

         9.1 REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants and covenants as follows:

                           (a) it is duly organized and validly existing under
the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and is in good standing with all relevant governmental authorities;

                           (b) this Agreement is a legal and valid obligation
binding upon such Party and enforceable in accordance with its terms; and accordingly, it has taken all corporate actions necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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AZ AND CK CONFIDENTIAL

                           (c) the execution, delivery and performance of the
Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

                           (d) it has not, and during the term of the Agreement
will not, grant any right to any Third Party relating to its respective Technology in the Field which would conflict with the rights granted to the other Party hereunder;

                           (e) it has the requisite rights to grants the
licenses set forth under this Agreement; and further, to the best of its knowledge, as of the Effective Date there is no pending litigation or claim, and no basis for such claim, challenging its right to grant the rights herein; and

                           (f) the execution, delivery and performance of this
Agreement will not result in a violation of, or be in material conflict with, or constitute a material default, under any agreement in existence as of the Effective Date between CK and Third Parties and that CK is not party to any agreements that limit or in any other way affect or impair AZ's rights or obligations under this Agreement, including but not limited to CK's rights and obligations under that certain agreement between CK and GlaxoSmithKline dated June 20, 2001.

         9.2 WARRANTY DISCLAIMER. EXCEPT FOR ANY EXPRESS WARRANTY SET FORTH WITHIN THIS AGREEMENT, ALL COMPOUNDS, THE CM SYSTEM, THE CYTOMETRIX HEPATOTOXICITY MODULE, TECHNOLOGY AND OTHER MATERIALS PROVIDED BY THE PARTIES HEREUNDER ARE PROVIDED "AS IS" AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW THE PARTIES HEREBY DISCLAIM AND EXCLUDE ANY AND ALL REPRESENTATIONS, WARRANTIES, CONDITIONS OR OTHER TERMS, WHETHER WRITTEN OR ORAL, EXPRESSED OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY OF QUALITY, PERFORMANCE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE.

         9.3 NO LIABILITY WITH RESPECT TO COMPOUNDS AND COMPOUND DATA. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, OR ANY OF ITS EMPLOYEES OR AGENTS, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, WITH REGARD TO THE PROVISION OF COMPOUNDS OR COMPOUND DATA, EXCEPT FOR A BREACH OF ITS OBLIGATIONS TO DELIVER AND LICENSE SUCH COMPOUNDS OR COMPOUND DATA UNDER THIS AGREEMENT IN ACCORDANCE WITH THE TERMS HEREOF.

         9.4 INDEMNITY.

                  9.4.1 INDEMNIFICATION BY CK. In addition to any other remedy available to AZ, CK shall indemnify, defend and hold harmless AZ, its Affiliates and its and their respective agents, employees, officers and directors (the "AZ INDEMNITEES") from and against any and all

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AZ AND CK CONFIDENTIAL

liability, claims, demands, causes of action, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of Third Party claims or suits to the extent resulting from: (i) CK's performance of, or failure to perform, its obligations under this Agreement; or (ii) breach by CK of any of its representations and warranties under Section 9.1 above, provided, however, that CK's obligations pursuant to this Section 9.4 shall not apply to the extent such claims or suits result from the negligence or willful misconduct of any of the AZ Indemnitees.

                  9.4.2 INDEMNIFICATION BY AZ. In addition to any other remedy available to CK, AZ shall indemnify, defend and hold harmless CK, its Affiliates and its and their respective agents, employees, officers and directors (the "CK INDEMNITEES") from and against any and all liability, claims, demands, causes of action, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of Third Party claims or suits to the extent resulting from: (i) AZ's performance of, or failure to perform, its obligations under this Agreement; or (ii) breach by AZ of any of its representations and warranties under Section 9.1 above; provided, however, that AZ's obligations pursuant to this Section 9.4 shall not apply to the extent such claims or suits result from the negligence or willful misconduct of any of the CK Indemnitees.

                  9.4.3 NOTIFICATION OF CLAIM; CONDITIONS TO INDEMNIFICATION OBLIGATIONS.

                           (a) As a condition to a Party's right to receive
indemnification under this Section 9.4, it shall: (i) promptly notify ("CLAIM NOTICE") the other Party as soon as it becomes aware of a claim or suit for which indemnification may be sought pursuant hereto (provided that the failure to give a Claim Notice promptly shall not prejudice the rights of an indemnified Party except to the extent that the failure to give such prompt notice materially prejudices the indemnifying Party; however, in no event shall the indemnifying Party be liable for any loss that results from any delay in providing the Claim Notice); (ii) cooperate with the indemnifying Party in the defense of such claim or suit, at the expense of the indemnifying Party, including providing reasonable information, including, but not limited to, copies of all papers and official documents received in respect of any such loss; and (iii) if the indemnifying Party confirms in writing to the indemnified Party its intention to defend such claim or suit within ten (10) days of receipt of the Claim Notice, permit the indemnifying Party to control the defense of such claim or suit, including without limitation the right to select defense counsel; provided that if the indemnifying Party fails to (x) provide such confirmation in writing within the ten (10) day period or (y) diligently and reasonably defend such suit or claim at any time, its right to defend the claim or suit shall terminate immediately in the case of (x) and otherwise upon twenty
(20) days' written notice to the indemnifying Party without cure and the indemnified Party may assume the defense of such claim or suit at the sole expense of the indemnifying Party and may settle or compromise such claim or suit without the consent of the indemnifying Party. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of any indemnified Party or that otherwise materially affects such indemnified Party's rights or requires any payment by an indemnified Party without the prior written consent of such indemnified Party. Subject as expressly provided above, the indemnifying Party will have no liability under this Section 9.4 with respect to claims or suits settled or compromised (including by admission) without its prior written consent.

AZ AND CK CONFIDENTIAL

                           (b) Each Claim Notice shall contain a description of
the claim and the nature and amount of the loss claimed (to the extent that the nature and amount of such loss is known at such time).

                            ARTICLE X - MISCELLANEOUS

         10.1 GOVERNING LAW. The interpretation and construction of this Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with, the laws of the State of New York, United States of America, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

         10.2 DISPUTE RESOLUTION. Prior to initiating any proceeding before a court or arbitrator, or in another tribunal, all outstanding matters arising under this Agreement must be submitted to the JSC for good faith negotiation as described in Section 2.4, and then for resolution pursuant to Section 2.5. Matters not resolved under Section 2.5 will be referred to the Chief Executive Officer for CK, and Executive Vice President, Head of Global Discovery Research for AZ (collectively the "SENIOR MANAGEMENT") for resolution. Any final decision mutually agreed to by Senior Managements of the Parties shall be in writing and shall be conclusive and binding on the Parties. If resolution cannot be reached by the Senior Management within thirty (30) days from the date the matter in dispute is first brought to the attention of the Senior Management, the dispute is subject to arbitration under Section 10.3.

         103      ARBITRATION. Except as set forth in Sections 2.4 and 2.5, any dispute arising out of or relating to the negotiation, interpretation, breach or performance of this Agreement shall be settled by binding arbitration in accordance with the rules of arbitration indicated below. The number of arbitrators shall be three (3), of whom each Party shall appoint one (1). The two arbitrators so appointed will select the third and final arbitrator. The place of arbitration shall be San Francisco, California. The language used in the arbitration proceedings shall be English. The proceedings, including any outcome, shall be confidential. The arbitration shall be governed by the United States Arbitration Act 9 U.S.C. Sections 1-16 to the exclusion of any inconsistent state laws and judgment on the award rendered by the arbitration may be entered by any court having jurisdiction. Nothing in this Article X will preclude either Party from seeking interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.

         10.4 ASSIGNMENT. This Agreement shall not be assignable by either Party to any Third Party hereto without the written consent of the other Party hereto; except that either Party shall always have the right, without such consent, (a) to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates, and (b) on written notice to the other Party, assign any or all of its rights and delegate any or all of its obligations hereunder to any of its Affiliates or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this

AZ AND CK CONFIDENTIAL

Agreement relates. Any permitted successor of a Party or any permitted assignee of all of a Party's rights under this Agreement that has also assumed all of such Party's obligations hereunder in writing shall, upon any such succession or assignment and assumption, be deemed to be a party to this Agreement as though named herein. All validly assigned rights of a Party shall inure to the benefit of and be enforceable by, and all validly delegated obligations of such Party shall be binding on and be enforceable against, the permitted successors and assigns of such Party, provided that such Party, if it survives, shall remain jointly and severally liable for the performance of such delegated obligations under this Agreement. Any attempted assignment or delegation in violation of this Section 10.4 shall be void.

         10.5 PERFORMANCE WARRANTY. AZ hereby warrants and guarantees the performance of any and all rights and obligations by its Affiliate(s).

         10.6 DEBARMENT. To the extent required by applicable law, neither Party shall use, in any capacity, in connection with the performance of its obligations under this Agreement, any person debarred or subject to debarment or otherwise disqualified or suspended from performing the Research Program or otherwise subject to any restrictions or sanctions by any other governmental or regulatory authority or professional body with respect to the performance of the Research Program. Accordingly, to the extent applicable, a Party shall immediately notify the other Party in writing if any person who is performing under this Agreement is or becomes debarred or if any action, suit, claim, investigation, or other legal or administrative proceeding is pending or, to the best of the Party's knowledge, threatened, that would make any person performing hereunder a person that is debarred or would preclude the Party from performing its obligations under this Agreement.

         10.7 FORCE MAJEURE. Except with respect to payment of money, no Party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, terrorist acts, strike, flood, or governmental acts or restriction, or other cause that is beyond the reasonable control of the respective Party. The Party affected by such force majeure will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use commercially reasonable efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than one hundred eighty (180) days, the Parties hereto will consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

         10.8 NOTICES. All notices, requests and communications hereunder shall be in writing and shall be personally delivered or sent by facsimile or e-mail transmission (receipt confirmed), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by international express courier service, and shall be deemed to have been properly served to the addressee upon receipt of such written communication, to following addresses of the Parties, or such other address as may be specified in writing to the other Party hereto:

AZ AND CK CONFIDENTIAL

   IF TO CK,

        ADDRESSED TO:     CYTOKINETICS, INC.
                          280 East Grand Avenue
                          South San Francisco, CA 94080-4808
                          Attention: Robert Blum, Senior Vice President, Finance and Corporate Development, and Chief Financial Officer
                          Telephone: (650) 624-3000
                          Telecopy: (650) 624-3010
                          E-mail: rblum@cytokinetics.com

        WITH A COPY TO:   WILSON SONSINI GOODRICH & ROSATI, PC
                          650 Page Mill Road
                          Palo Alto, CA 94304-1050
                          Attention: Kenneth A. Clark, Esq.
                          Telephone: 415-493-9300
                          Telecopy: 415-493-6811
                          E-mail: kclark@wsgr.com

   IF TO AZ,

        ADDRESSED TO:     ASTRAZENECA AB
                          R&D Headquarters
                          S-151 85 Sodertalje, Sweden
                          Attention: Jan Lundberg
                          Executive Vice President, Discovery Research
                          Telephone: [*]
                          E-mail: [*]

        WITH A COPY TO:   ASTRAZENECA AB
                          LEGAL DEPARTMENT
                          S-151 85 Sodertalje, Sweden
                          Attention: Johannes Linde
                          Associate General Counsel
                          Telephone: [*]
                          Telecopy: [*]

         10.9 WAIVER. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure or either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.

         10.10 SEVERABILITY. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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AZ AND CK CONFIDENTIAL

enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. In the event a Party seeks to avoid a provision of this Agreement by asserting that such provision is invalid, illegal or otherwise unenforceable, the other Party shall have the right to terminate this Agreement upon thirty (30) days' prior written notice to the asserting Party, unless such assertion is eliminated and the effect of such assertion cured within such thirty (30)-day period. Any termination in accordance with the foregoing sentence shall be deemed a termination pursuant to Section 8.2 and the Party who made such assertion shall be deemed the breaching Party.

         10.11 DAMAGES EXCLUSION AND LIMITATION. EXCEPT WITH RESPECT TO DAMAGES OR OBLIGATIONS ARISING OUT OF UNAUTHORIZED EXPLOITATION OF THE OTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS OR BREACH OF ARTICLE VII, IN NO EVENT WILL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE OR CLAIMS OF CUSTOMERS OF ANY OF THEM OR OTHER THIRD PARTIES FOR SUCH DAMAGES. The forgoing applies to obligations and damages under Article IX.

         10.12 ENTIRE AGREEMENT. This Agreement sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersedes and terminates all prior agreements and understanding between the Parties with respect to the subject matter hereof, including that certain Mutual Non-Disclosure Agreement between the Parties dated January 29, 2003 (the "NDA"), as amended on July 9, 2003, and on August 11, 2003. Notwithstanding the foregoing, all information exchanged between the Parties pursuant to the NDA shall be deemed Confidential Information of the Party that disclosed it thereunder and shall be subject to the terms of this
Article VII. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the Parties with respect to the subject matter hereof other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

         10.13 INDEPENDENT CONTRACTORS. Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party shall assume, either directly or indirectly, any liability of or for the other Party. Neither Party shall have the authority to bind or obligate the other Party and neither Party shall represent that it has such authority.

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         10.14    HEADINGS. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

         10.15 COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed in two counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument. This Agreement may be executed as counterparts and the signature page delivered by facsimile. The Parties agree that such execution and facsimile delivery shall have the same force and effect as delivery of an original document with original signatures, and that each Party may use such facsimile signatures as evidence of the execution and delivery of this Agreement by both Parties.

              [The remainder of this page left intentionally blank]

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AZ AND CK CONFIDENTIAL

         IN WITNESS WHEREOF, this Agreement is executed by the authorized representatives of the Parties as of the Effective Date.

ASTRAZENECA AB                         CYTOKINETICS, INC.

By: /s/ Per From                       By: /s/ James Sabry
   ---------------------------            ---------------------------
Name: Per From                         Name: James Sabry

Title: President & CEO                 Title: President and CEO

                                      -39-




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AZ AND CK CONFIDENTIAL

                                  EXHIBIT 1.3

                            AZ BACKGROUND TECHNOLOGY

                                      [*]


*  Certain information on this page has been omitted and filed separately with
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AZ AND CK CONFIDENTIAL

                            EXHIBIT 1.4: AZ COMPOUNDS

         The heading in each column indicates whether the information in that column should be provided for Public Compounds, Proprietary Compounds, or both. Information identified with *** is to be provided as of the Effective Date.




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(1) Such an identifier must be unique, but need not be the identifier used internally at the providing Party.

(2) If Compound is Proprietary, then in addition to the target class, identify whether the molecular target is the same.

(3) Reported as an EC50.

(4) Reported as a curve, not as an EC50.



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

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                                      -2-

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
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

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



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
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                                      -5-
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




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
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*  Certain information on this page has been omitted and filed separately with
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omitted portions.

                                      -7-

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
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*    Certain information on this page has been omitted and filed separately with
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                                      -8-

AZ AND CK CONFIDENTIAL

                                  EXHIBIT 1.10

                            CK BACKGROUND TECHNOLOGY

         CK Background Technology comprises the Technology disclosed in the following patents and patent applications.

            APPLN. NO. /    FILING
CASE NO.     (PUB. NO.)      DATE                TITLE / SUBJECT MATTER                STATUS / NOTES
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
1008        [*]            [*]        [*]                                             Pending

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

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

            APPLN. NO. /    FILING
CASE NO.     (PUB. NO.)      DATE                 TITLE / SUBJECT MATTER                 STATUS / NOTES
---------------------------------------------------------------------------------------------------------
1011.1EP       [*]            [*]        [*]                                            Pending

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

* Certain information on this page has been omitted and filed separately with
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                                      -2-

AZ AND CK CONFIDENTIAL

            APPLN. NO. /     FILING
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


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the
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                                      -3-

AZ AND CK CONFIDENTIAL

                                  EXHIBIT 1.11

                                  CK COMPOUNDS

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-------------------------

(1) Such an identifier must be unique, but need not be the identifier used internally at the providing Party.

(2) If Compound is Proprietary, then in addition to the target class, identify whether the molecular target is the same.

(3) Reported as an EC50.

(4) Reported as a curve, not as an EC50.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

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* Certain information on this page has been omitted and filed separately with
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                                      -2-

AZ AND CK CONFIDENTIAL

                                  EXHIBIT 1.15

                                    CM SYSTEM

The CM System is an automated cell biology platform designed to quantify cellular phenotypes. Cytokinetics has developed the CM System for use across the drug discovery process, including target identification and validation, primary and secondary compound screening, mechanism-of-action studies and compound attrition management.

The components of the current CM System can be broken down as follows:

         -        Culture and plating of cells

         -        Automated addition of treatments and stains

         -        Variable exposure of cells to treatment

         -        Automated image acquisition

         -        Cell-by-cell image analysis

         -        Quantitative cell-by-cell biological analysis

         - Statistical analysis to generate compound "fingerprints" and compound classifications

All the experimental data, including images, compound fingerprints and classifications are available for interpretation and decision support.

                            [CM SYSTEM FLOW DIAGRAM]

CELL CULTURE

A variety of cell lines and primary cell types are used in the CM System. The phenotype of interest is generally dependent on the cell type. By quantitatively comparing the response to a treatment across a variety of cell types, a fuller understanding of the effect of the treatment can be obtained. The cell types employed in the CM System have been selected for relevance to particular therapeutic problems, for biological diversity, for responsiveness in CM profiling experiments, and for reproducibility.

TREATMENT

The CM System can be used to quantify the effects of chemical compounds, or a variety other treatments, such as antibodies, toxins and transfected siRNAs, on the chosen cell types. The process of defining the CM experiment and the resulting required treatment plate format is handled in the in the CM System LIMS.

AZ AND CK CONFIDENTIAL

AUTOMATED PLATE PREPARATION

The CM System automation includes the plating of cells, incubation with treatment and staining of the cells. Quantitative reproducibility of assay results requires consistent fluidics. The CM System LIMS include data system interfaces for all fluidics operations.

IMAGING

High-quality imaging provides the primary data for the CM System. Imaging data are automatically stored to computer disk for analysis.

IMAGE ANALYSIS

Proprietary image analysis algorithms are used to segment images into individual cells and organelles. A large number of morphological and intensity-related features are extracted from each image. The CM System uses a scalable distributed computing architecture designed to take advantage of additional networked computers as computation demands increase. All results are stored in the CM System experiment database.

DATA ANALYSIS

CM System data analysis quantifies compound "fingerprints" in three phases:

         -        sub-cellular measurements

         -        biological features

         -        compound fingerprints

The process of generating compound fingerprints uses the image features, such as object area, intensity, shape, texture, etc., and experimental process parameters, e.g. drug, concentration, cell line, time point, etc., to generate so-called biological features. Examples of biological features from Cytokinetics' cell-cycle work include Mitotic Index, G1 phase, S phase, and Golgi apparatus classification. Treatment fingerprints are the CM System representation of the cellular phenotype and are generated from multidimensional analysis of the biological features. Compound groups are assembled when a group of compound phenotypes is compared and compounds with similar fingerprints are assembled.

VISUALIZATION

CM System data can be reviewed at many levels, including visualizing compound fingerprints, reviewing biological analysis and viewing the original experimental images. Various biological reports and analyses are generated allowing access to information and analyses at any of the three levels:

         -        Compound Fingerprint Analyses

AZ AND CK CONFIDENTIAL

         -        Standardized and Ad Hoc Biological Reports

         -        Biological Experimental Data

The highest level is the compound fingerprint analyses, examples of which are Principal Component Analysis (PCA) Plots and Trellis Plots. The former are three-dimensional representations of the higher-dimensional dose-response data, the latter are representations of the fingerprint data at a given dose. Standardized and ad hoc biological reports, include cell-cycle analysis and dose- and time-response curves. Biological experimental data constitute the primary level and include all the data collected during the CM System experiment, such as the treatment name and concentration, cell type, marker, imaging parameters, extracted features, and exposure time.

An exemplary use of the CM System in compound profiling has the following hierarchy of data:

                   [TYPES OF DATA GENERATED BY THE CM SYSTEM]

              FIGURE 1: Types of data generated by the CM System.

AZ AND CK CONFIDENTIAL

                                  EXHIBIT 1.23

                                  DELIVERABLES

This Exhibit 1.23 defines the Deliverables for the Research Program.

CELL CULTURE

The [*] for preparing and handling the [*] used in the CHM will be [*]. Initial implementation will be at [*] on [*]. In accordance with the Research Plan, the [*] will be subsequently [*] at [*] using [*]. The [*] will be [*].

TREATMENT PREPARATION

The CHM [*] and the associated [*] will be [*] for initial implementation at [*] within [*]. Acknowledging that [*] has its own [*] and [*], [*] will provide to [*] of the [*], including the definition of the [*] and the [*] enabling [*] to [*] for use on [*].

AUTOMATED PLATE PREPARATION

The [*] will include [*], [*], and [*]. The [*] for [*] will be [*] and [*]. The [*] will include both [*] and [*] for all necessary [*]. Again, acknowledging that [*] has its own [*] and [*], [*] will provide to [*] on the [*], enabling [*] to [*] for use on [*].

IMAGING

The [*] will be generated at [*] using an [*] or comparable [*] and [*]. The data will be [*] for subsequent [*] and [*]. The [*], [*] and [*] for [*] and [*] to specific locations to support the [*] will be [*], documented [*] for usage on [*] and [*].

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

IMAGE ANALYSIS

The parties will develop CHM [*] characterizing [*], [*], [*]. Those [*] will be [*], [*] and [*] at [*] during the [*]. [*] and [*] will be stored in the [*]. [*] will [*] the [*] and [*] and [*] of the [*] as part of the CHM.

DATA ANALYSIS

The parties will [*], [*] and [*] CHM [*] analogous to
[*], as appropriate to [*]. [*] will document and provide to [*] for [*] for use at [*] as part of the CHM. [*] will [*] of this [*] on [*] and [*] at [*] on the [*].

VISUALIZATION

The parties will [*] via [*], [*], [*] and [*]. The [*] CHM [*] and [*] will be [*] and [*] to [*] for usage at [*] as part of the CHM. [*] will [*] the [*] of this [*] on [*] and [*] at [*] on [*] as part of the CHM.

OVERALL CHM PROCESS - [*]

In addition, an [*] which [*] the [*], [*] and [*] for [*] and [*] the [*] and to [*] of the [*]) will be [*] and [*] to [*] so that [*] can implement necessary [*] within [*] on [*] a part of the CHM.

INFORMATION EXCHANGE DURING THE RESEARCH TERM

In the course of the [*], a [*] of [*] will need to be [*]. The [*] of the [*], [*], the [*] and of the [*], the [*] and the [*], will be [*] at [*]. [*] will require [*] to the [*].

[*] will be [*] as [*], [*] and [*] for [*] in [*]. The [*] will be

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

provided for use with [*]. [*] is responsible for acquiring its own [*].

[*]

[*]

ACCESS TO [*] EMPLOYED DURING THE RESEARCH TERM OF THE COLLABORATION

[*]

[*]

THE CYTOMETRIX(TM) HEPATOTOXICITY MODULE: [*] DELIVERED TO AZ FOR IDENTIFICATION OF HEPATOTOXICITY IN [*] DURING THE [*]

[*] of the [*], [*], [*], [*] and [*] for the overall [*] and the [*] will be delivered to [*] during the [*]. [*] will be [*] on the [*] and [*] of the CHM per the [*].

[*] and [*] with [*] for [*], [*] and [*] will be delivered. The [*] will constitute the [*] of the Cytometrix(TM) Hepatotoxicity Module, from [*] to [*] of a [*]. [*] on the [*] and [*] will be provided.

[*]

[*]

[*]

[*]

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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AZ AND CK CONFIDENTIAL

[*]

THIRD PARTY PRODUCTS INCLUDED IN THE DELIVERABLES

[*]

INFORMATION EXCHANGE

[*]
[*]
[*]
[*]

ALGORITHMS USED AS PART OF THE RESEARCH PLAN

[*]
[*]

[*]

[*]

CYTOMETRIX(TM) HEPATOTOXICITY MODULE

Hardware systems:

All computers are to be Intel(R) Pentium(R) series, operating systems are to be Microsoft(R) Windows(R) 2000 or above.
(Memory, processor requirements TBD)

Applications Software:

[*]

[*]

[*]

[*]

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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AZ AND CK CONFIDENTIAL

[*]

[*]

[*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

                                  EXHIBIT 1.25

                                EXEMPT ACTIVITIES

AZ: With respect to AZ, Exempt Activities means the:

[*]

[*]

CK: With respect to CK, Exempt Activities means the:

[*]

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

                                  EXHIBIT 1.36

                              PERFORMANCE CRITERIA

[*]

[*]

[*]

[*]

[*]


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

                                  EXHIBIT 1.45

                                  RESEARCH PLAN

                                REVISION HISTORY

[*]                  [*]           First Draft        2 pages
Cytokinetics

[*]                  [*]           Version 1.0
AstraZeneca

[*]                  [*]           Version 1.7
AstraZeneca

[*]                  [*]           Version 1.8
Cytokinetics

[*]                  [*]           Version 1.9
Cytokinetics

[*]                  [*]           Version 2.0
Cytokinetics

WSGSR                [*]           Version 2.1        Editing and consistency
                                                      with main body of
                                                      Agreement

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

                                TABLE OF CONTENTS

1.       Introduction                                    1

         1.1    Discovery Problems                       1

         1.2    Approach                                 1

         1.3    Project Aims                             2

2        Project Organisation                            2

         2.1    Roles and Responsibilities               2

         2.2    Meetings Plan                            2

         2.3    Communication Formats                    2

3.       Respective Contributions                        3

4.       Project Plan                                    7

         4.1    Project Phases                           7

         4.2    Collaboration Deliverables               9

                                      -i-

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AZ AND CK CONFIDENTIAL

ARTICLE I         INTRODUCTION

1.1      DISCOVERY PROBLEMS

Section 1.01 Candidate Drugs (CDs) that fail to make it to market are both common and expensive. It has been estimated that that less than 10% of CDs result in a marketable product with each late stage failure incurring significant costs. Approximately 50% of these failures can be attributed to toxicological problems. There will be a greater need for early stage profiling in the future as high throughput screening increases the number of active compounds per target. Clearly, improved early stage toxicity profiling will aid the selection of CDs less likely to fail in the development phase and allow a more informed decision about which active compounds should be progressed.

1.2      APPROACH

Section 1.02 [*]


Section 1.03 [*]


Section 1.04 [*]



*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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AZ AND CK CONFIDENTIAL

1.3      PROJECT AIMS

The project aim is to utilise the expertise and knowledge within both companies to develop a high content biology platform for hepatotoxicity profiling of compounds. At the end of the collaboration the platform would be available for use in both companies in their own R&D programmes.

To share between AZ and CK [*] and AZ proprietary toxicological data.

[*]

ARTICLE II        PROJECT ORGANISATION

2.1      ROLES AND RESPONSIBILITIES - TO BE APPOINTED

2.2      MEETINGS PLAN

         Weekly telephone conference calls/NetMeeting will be held between AZ & CK scientists to discuss detailed scientific progress and issues.

         Monthly video conference calls of project management team

         Quarterly visits, alternating between AZ and CK will be held.

         All meetings are to be scheduled at the outset of each project phase, agendas to be circulated at least 2 days before weekly meetings, and 1 week before monthly and quarterly.

2.3      COMMUNICATION FORMATS

         All documents will follow the defined project format (attach templates) in MS Word for Windows v2000 or MS PowerPoint for Windows v2000. Up to date project plan will be available to all parties in MS Project for Windows v2000. MS Project will be used for GANT charts.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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AZ AND CK CONFIDENTIAL

ARTICLE III       RESPECTIVE CONTRIBUTIONS

         FTE commitments are man-years for the complete lifetime of the project
- nominally [*] months.

                           AZ                                   CK
------------------------------------------------------------------------------------------------
[*]                           [*] FTE                              [*] FTE
----------------------------------------------------------
[*]                           [*]                                  [*]

                              [*]                                  [*]

                              [*]                                  [*]

                              [*]

                              [*]
----------------------------------------------------------
[*]                           [*]                                  [*]

                              [*]                                  [*]
------------------------------------------------------------------------------------------------
[*]                           [*]
------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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AZ AND CK CONFIDENTIAL

[*]                        [*] FTE                              [*] FTE

                           [*]                                  [*]

                           [*]

                               [*]

                               [*]

                               [*]

                               [*]

                               [*]

                               [*]

                               [*]
------------------------------------------------------------------------------------------------
[*]                        [*] FTE

                           [*]

------------------------------------------------------------------------------------------------
[*]                        [*] FTE                              [*] FTE

                           [*]                                  [*]

                                                                [*]
------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

[*]                        [*]FTE                               [*]FTE
                           [*]                                  [*]
                           [*]                                  [*]
                                                                [*]
------------------------------------------------------------------------------------------------
[*]                                                             [*]FTE
                                                                [*]
-----------------------------------------------------------------------------------------------
[*]                        [*]FTE                               [*]FTE
                           [*]                                  [*]
                                                                [*]
------------------------------------------------------------------------------------------------
[*]                        [*]FTE                               [*]FTE
                           [*]                                  [*]
                                                                [*]
                                                                [*]
                                                                [*]
                                                                [*]
------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

     [*]                                                        [*] FTE
                                                                [*]

------------------------------------------------------------------------------------------------
     [*]                  [*] FTE                               [*] FTE
                          [*]                                   [*]
                          [*]                                   [*]
                          [*]


------------------------------------------------------------------------------------------------
     [*]                  [*] FTE                               [*] FTE
                          [*]                                   [*]
                          [*]
                          [*]
                          [*]
                          [*]
                          [*]

------------------------------------------------------------------------------------------------
     [*]                  [*] FTE [*]                            [*] FTE [*]
                          [*]
                          [*]




------------------------------------------------------------------------------------------------

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

ARTICLE IV        PROJECT PLAN

4.1      PROJECT PHASES
         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AZ AND CK CONFIDENTIAL

4.2      DELIVERABLES FOR RESEARCH PROGRAM:

         The Deliverables for the Research Program are defined in Exhibit 1.23 of the Agreement.

AZ AND CK CONFIDENTIAL

                                  EXHIBIT 5.6.2

                                     SUPPORT

DURING THE [*] WILL:

- Perform installation of the [*] at [*]. Given prior preparation, by [*], of the required [*] on the [*] at a [*] this effort is estimated to take [*] to complete.

- Supply [*] with a [*] and [*] for its own use in the event of [*] during the [*].

-    Train [*] on [*].

-    Supply [*] with [*] for the [*] as defined in Deliverables Exhibit 1.23.

-    Prepare [*] as necessary and [*] to [*] with [*].

IN THE EVENT OF [*], WHETHER DURING THE [*] OR [*], [*] WILL:

- Expect that [*] will [*] from the [*] and [*] supplied by [*] during the [*] at [*].

- Answer [*] via phone, video conference or email regarding [*] or [*] to [*] of the CHM.

- In the event, that the [*] do not result in a [*] at [*], [*] will on a [*], [*] to the [*] and [*] a [*] of the CHM.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT 7.4

Contacts:

CYTOKINETICS, INC.                                                                 ASTRAZENECA (MEDIA ENQUIRES)
Robert I. Blum                                                                     Steve Brown, +44 (0) 207 304 5033
SVP, Finance and Corporate Development, and CFO                                    Scott Young, +1.781.839.4589
(650) 624-3000                                                                     Kellie Rivest, +1.781.839.4151

BURNS MCCLELLAN, INC.
E. Blair Clark (investors) or Justin Jackson (media)
(212) 213-0006

FOR IMMEDIATE RELEASE

                      CYTOKINETICS AND ASTRAZENECA ANNOUNCE
       TECHNOLOGY DEVELOPMENT COLLABORATION FOCUSED ON PREDICTIVE TOXICITY

       ALLIANCE LEVERAGES CYTOMETRIX(TM) CELLULAR PHENOTYPING TECHNOLOGIES

SOUTH SAN FRANCISCO, CA AND LONDON, UK, DEC. 18, 2003 - Cytokinetics, Inc., and AstraZeneca Pharmaceuticals announced today that the two companies have entered into an exclusive collaboration to develop automated imaging-based cellular phenotyping and analysis technologies for the in vitro prediction of hepatotoxicity. The companies have agreed to commit internal resources and combine efforts aimed at addressing an important inflection point in the pharmaceutical discovery and development process. Under the terms of the agreement, AstraZeneca will fund technology development activities at Cytokinetics over a two-year research term. The agreement further provides for a milestone payment and annual licensing fees to be paid to Cytokinetics upon the Cytometrix(TM) Hepatotoxicity Module successfully achieving certain agreed upon performance criteria.

"Under this collaboration, we have the potential to develop new technologies that may systematically and reliably predict toxic and non-toxic pharmacophores," stated Jay Trautman, Ph.D., Cytokinetics' Vice President of Technology. "AstraZeneca has decades of molecular toxicology and pathology experience. By combining this expertise with Cytokinetics' validated cellular phenotyping technologies, we have an opportunity to together bring forward an application module of the Cytometrix(TM) technologies that may deliver productivity gains for each of our later stage discovery and pre-clinical development processes."

AstraZeneca's Vice President and Global Head of Safety Assessment, Peter Moldeus, Ph.D., stated, "Complications associated with toxicity are a major challenge for the pharmaceutical industry, as these toxicities often result in a project's failure after substantial investments have already been made. Diminishing the risks associated with toxicity by identifying a compound's off-target liabilities earlier could significantly increase our development success. We believe that Cytokinetics' Cytometrix(TM) cellular phenotyping technologies have potential to help AstraZeneca remain at the forefront of research in this area."

CYTOMETRIX(TM) TECHNOLOGIES

The collaboration will leverage Cytokinetics' proprietary platform, Cytometrix(TM) cellular phenotyping technologies, which are routinely utilized in Cytokinetics' screening processes to analyze both on-target and off-target effects of candidate compounds. Cytometrix(TM) cellular phenotyping technologies utilize cell-based assays to create digital phenotypic profiles ("fingerprints") representative of diverse molecular mechanisms of drug action. Cytometrix(TM) fingerprints detail information on the potency and specificity of a compound or drug-related toxicities. Cytokinetics presently employs Cytometrix(TM) cellular phenotyping technologies to eliminate compounds of mixed mechanism, allowing the company to focus its medicinal chemistry and pharmacology resources more selectively on higher quality chemical series. This collaboration with AstraZeneca is designed to develop a new Cytometrix(TM) technologies application called the Cytometrix(TM) Hepatotoxicity Module for the in vitro prediction of hepatotoxicities downstream of screening.

                                    - more -

Cytokinetics and AstraZeneca Collaboration Press Announcement
December 18, 2003
Page 2

ABOUT CYTOKINETICS

Founded in 1998 and privately held, Cytokinetics is dedicated to the discovery, development and commercialization of a novel class of therapeutics resulting from its leadership position in the emerging field of cytoskeletal pharmacology. The cytoskeleton is a complex, dynamic framework that impacts all aspects of cell function including cell division, cell motility, intracellular transport, muscle contractility and regulation of cellular organization. Cytokinetics' R&D efforts aim to address pharmaceutical needs in cancer, cardiovascular and infectious diseases and feature proprietary Cytometrix(TM) cellular phenotyping technologies designed to industrialize cell biology for increased speed and productivity in drug discovery and development. Cytokinetics and GlaxoSmithKline have entered into a broad strategic collaboration to discover, develop and commercialize novel small molecule therapeutics targeting mitotic kinesins for applications in the treatment of cancer and other diseases. Cytokinetics and GlaxoSmithKline are conducting Phase I studies with the first novel anti-cancer drug candidate emerging from the collaboration and intend to expand clinical development upon completion of these studies. Additional information about Cytokinetics can be obtained at www.cytokinetics.com.

ABOUT ASTRAZENECA

AstraZeneca is a major international healthcare business engaged in the research, development, manufacture and marketing of prescription pharmaceuticals and the supply of healthcare services. It is one of the top five pharmaceutical companies in the world with healthcare sales of over $17.8 billion and leading positions in sales of gastrointestinal, oncology, cardiovascular, neuroscience and respiratory products. AstraZeneca is listed in the Dow Jones Sustainability Index (Global and European) as well as the FTSE4Good Index. Worldwide, AstraZeneca has six major research and development sites and four discovery sites employing more then 11,000 people in six countries including Canada, France, India, Sweden, United Kingdom and the United States. For more information, please visit www.astrazeneca.com/research.

                                      # # #